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SUNAMERICA SERIES TRUST

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SUNAMERICA SERIES TRUST

SA PIMCO RAE International Value Portfolio

P.O. Box 15570

Amarillo, Texas 79105-5570

SunAmerica Asset Management, LLC

SunAmerica Series Trust

Attn: Annuity Service Center

P.O. Box 15570

Amarillo, Texas 79105-5570

(800) 445-7862

March 25, 2021

Dear Contract Owner:

You are receiving the enclosed information statement (the “Information Statement”) because we wish to notify you of certain changes to the SA PIMCO RAE International Value Portfolio (the “Portfolio”), a series of SunAmerica Series Trust (the “Trust”).

On October 7, 2020, the Board of Trustees (the “Trustees”) of the Trust approved the appointment of Pacific Investment Management Company LLC (“PIMCO”) as the subadviser for the Portfolio, pursuant to a new subadvisory agreement between SunAmerica Asset Management, LLC (“SunAmerica”), the Portfolio’s investment adviser, and PIMCO (the “New Subadvisory Agreement”) with respect to the Portfolio. The Trustees also approved the appointment of Research Affiliates, LLC (“Research Affiliates” or the “Sub-Subadviser”) as sub-subadviser for the Portfolio, pursuant to a new sub-subadvisory agreement between PIMCO and Research Affiliates with respect to the Portfolio (the “New Sub-Subadvisory Agreement”) and Parametric Portfolio Associates LLC (“Parametric”) as the portfolio implementer for the Portfolio, pursuant to a portfolio implementation agreement by and among PIMCO, Research Affiliates and Parametric with respect to the Portfolio (the “Portfolio Implementation Agreement,” and together with the New Sub-Subadvisory Agreement and the New Subadvisory Agreement, the “Agreements”).

In connection with the appointment of PIMCO, the Board also approved the termination of the existing investment subadvisory agreement between SunAmerica and the Portfolio’s previous subadviser, Templeton Investment Counsel, LLC (“Templeton”). The Agreements became effective on January 25, 2021, which is the date PIMCO replaced Templeton as the subadviser to the Portfolio.

In connection with the appointment of PIMCO, the Board approved a change in the Portfolio’s name to the “SA PIMCO RAE International Value Portfolio,” a change to the Portfolio’s investment objective and certain changes to the Portfolio’s principal investment strategies and techniques, and risks. It also approved an Advisory Fee Waiver Agreement (the “Fee Waiver Agreement”) between SunAmerica and the Trust, on behalf of the Portfolio. These changes and the Fee Waiver Agreement also became effective on January 25, 2021. For more information about the Portfolio’s investment objective, principal investment strategies and techniques, and risks, please refer to the Portfolio’s prospectus dated January 25, 2021.

As a matter of regulatory compliance, we are sending you this Information Statement, which includes information about the Agreements, PIMCO, Research Affiliates and Parametric.

This document is for your information only and you are not required to take any action. Should you have any questions about these changes or if we can be of service to you in any other way, please call our customer service center between the hours of 8:00 a.m. PST and 5:00 p.m. PST at (800) 445-7862. As always, we appreciate your confidence and trust and look forward to serving you in the future.

Sincerely,

/s/ John T. Genoy
John T. Genoy
President
SunAmerica Series Trust

SUNAMERICA SERIES TRUST

SA PIMCO RAE International Value Portfolio

P.O. Box 15570

Amarillo, Texas

79105-5570

(800) 445-7862

INFORMATION STATEMENT

REGARDING A NEW SUBADVISORY AGREEMENT FOR THE

SA PIMCO RAE INTERNATIONAL VALUE PORTFOLIO

You have received this information statement (the “Information Statement”) because you are invested in the SA PIMCO RAE International Value Portfolio (the “Portfolio”), a series of SunAmerica Series Trust (the “Trust”), through a variable annuity or variable life insurance policy. You are receiving this Information Statement in lieu of a proxy statement. This Information Statement describes the decision by the Board of Trustees (the “Board” or the “Trustees”) of the Trust to appoint Pacific Investment Management Company LLC (“PIMCO” or “Subadviser”) as the subadviser to the Portfolio, replacing the Portfolio’s previous subadviser, Templeton Investment Counsel, LLC (“Templeton”), and to appoint each of Research Affiliates, LLC (“Research Affiliates”) as the sub-subadviser to the Portfolio and Parametric Portfolio Associates LLC (“Parametric” or the “Portfolio Implementer”) as the portfolio implementer to the Portfolio. PIMCO, Research Affiliates and Parametric are referred to collectively herein as the “Subadvisers.”

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A

PROXY. THIS DOCUMENT IS FOR INFORMATIONAL PURPOSES ONLY AND YOU ARE NOT

REQUIRED TO TAKE ANY ACTION.

Purpose of the Information Statement

At a meeting held on October 7, 2020 (the “Meeting”), the Board, including all of the Trustees who are not “interested persons” of the Trust, SunAmerica Asset Management, LLC (“SunAmerica” or the “Adviser”) or PIMCO, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), approved a Subadvisory Agreement (the “New Subadvisory Agreement”) between SunAmerica and PIMCO with respect to the Portfolio, a Sub-Subadvisory Agreement (the “New Sub-Subadvisory Agreement”) between PIMCO and Research Affiliates with respect to the Portfolio, and a Portfolio Implementation Agreement (the “Portfolio Implementation Agreement,” and together with the New Sub-Subadvisory Agreement and New Subadvisory Agreement, the “Agreements”) by and among PIMCO, Research Affiliates and Parametric. In connection with the appointment of PIMCO, the Board also approved the termination of the existing subadvisory agreement (the “Prior Subadvisory Agreement”) between SunAmerica and the Portfolio’s previous subadviser, Templeton. Effective January 25, 2021, PIMCO replaced Templeton as the subadviser to the Portfolio and the Agreements became effective.

In connection with the appointment of PIMCO, the Board also approved a change in the Portfolio’s name to the “SA PIMCO RAE International Value Portfolio,” a change to the Portfolio’s investment objective and certain changes to the Portfolio’s principal investment strategies and techniques, and risks. It also approved an Advisory Fee Waiver Agreement (the “Fee Waiver Agreement”) between SunAmerica and the Trust, on behalf of the Portfolio. These changes and the Fee Waiver Agreement also became effective on January 25, 2021.

The Trust has received an exemptive order from the Securities and Exchange Commission that allows SunAmerica, subject to certain conditions, to select new subadvisers, replace existing subadvisers or make changes to existing subadvisory contracts without first calling a shareholder meeting and obtaining shareholder approval (the “Order”). The Order requires that within 60 days of entering into a new subadvisory agreement, the Trust must furnish a fund’s shareholders with the same information about the new subadviser or subadvisory agreement that would have been included in a proxy statement, except as modified by the Order. This Information Statement is being provided to you to satisfy this requirement. This Information Statement is being posted at www.aig.com/informationstatements on or about March 25, 2021.

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The Trust and the Adviser

The Portfolio is an investment series of the Trust, a Massachusetts business trust. The Trust entered into an Investment Advisory and Management Agreement (the “Advisory Agreement”) with SunAmerica on January 1, 1999, as amended from time to time, with the approval of the Board, including a majority of the Independent Trustees. The Advisory Agreement was last approved by the Board, including a majority of the Independent Trustees, at an in-person meeting held on October 7, 2020 (the “October Meeting”).

SunAmerica is an indirect, wholly-owned subsidiary of American International Group, Inc. (“AIG”) and is located at Harborside 5, 185 Hudson Street, Suite 3300, Jersey City, New Jersey 07311. As investment adviser, SunAmerica selects the subadvisers for the Trust’s portfolios, manages certain portfolios, provides various administrative services and supervises the portfolios’ daily business affairs, subject to oversight by the Trustees. The Advisory Agreement authorizes SunAmerica to retain subadvisers for the portfolios for which it does not manage the assets. SunAmerica selects subadvisers it believes will provide the portfolios with the highest quality investment services. SunAmerica monitors the activities of the subadvisers and, from time to time, will recommend the replacement of a subadviser on the basis of investment performance, style drift (divergence from the stated investment objective or policies) or other considerations.

The subadvisers to the Trust’s portfolios, including PIMCO, act pursuant to subadvisory agreements with SunAmerica. Their duties include furnishing continuing advice and recommendations to the portfolios regarding securities to be purchased and sold, selecting broker-dealers and negotiating commission rates for the portfolios. The subadvisers are independent of SunAmerica and discharge their responsibilities subject to the policies of the Trustees and the oversight and supervision of SunAmerica, which pays the subadvisers’ fees. The Trust’s portfolios do not pay fees directly to a subadviser.

There were no changes to the Advisory Agreement or to SunAmerica’s advisory fees in connection with the approval of the Agreements. For the fiscal year ended January 31, 2021, the Portfolio paid SunAmerica advisory fees based on its average daily net assets pursuant to the Advisory Agreement as follows:

Advisory Fees	% of Average Daily Net Assets
$5,439,888	0.81%

Effective January 25, 2021, and pursuant to the Fee Waiver Agreement, SunAmerica is contractually obligated to waive a portion of its advisory fee with respect to the Portfolio so that the advisory fee rate payable by the Portfolio to SunAmerica equals 0.765% of the Portfolio’s average daily assets on the first $250 million and 0.740% thereafter. The Fee Waiver Agreement will continue in effect until April 30, 2022, and from year to year thereafter provided such continuance is agreed to by SunAmerica and approved by a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Fee Waiver Agreement.

In connection with the appointment of PIMCO, and as set forth in the Portfolio’s prospectus dated January 25, 2021, the Portfolio’s investment objective was changed to long-term capital appreciation. The Portfolio seeks to achieve its investment goal by investing, under normal circumstances, in a portfolio of stocks economically tied to at least three foreign (non-U.S.) countries. The stocks are selected by the Portfolio’s subadviser, PIMCO, and sub-subadviser, Research Affiliates, from a broad universe of companies whose securities are sufficiently liquid.

For portfolio construction, the Subadviser and the Sub-Subadviser use a rules-based model developed by Research Affiliates (the “RAE methodology”) that selects stocks using quantitative signals that indicate higher expected returns, e.g., value, quality and momentum (i.e., whether a company’s share price is trending up or down). The model then weights selected stocks using their fundamental measures of company size, e.g., sales, cash flow dividends and book value. Actual stock positions in the Portfolio, which drift apart from target weights as market prices change, are rebalanced to target weights periodically. The Sub-Subadviser, among other things, provides the Subadviser, and the Portfolio’s Portfolio Implementer, Parametric, where applicable, with the constituents and target weights for the Portfolio. As Portfolio Implementer, Parametric purchases and sells the applicable investments for the Portfolio. The RAE® methodology’s systematic portfolio rebalancing reflects a value orientation, as the Portfolio

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would be invested in securities that are believed to be undervalued in the market. Portfolio managers do not have discretion with respect to the allocations determined by the RAE® methodology. The RAE® methodology is not updated according to any predetermined schedule. The Portfolio seeks to remain invested in securities indicated for investment by the RAE methodology even when the values of those securities are declining.

The RAE methodology would indicate that a stock position should be sold when the company’s price overstates its economic size as measured by its fundamental size. Additionally, the RAE methodology may indicate that a stock should be sold because it has become more expensive or has reduced quality or momentum relative to other companies within the universe of investable stocks.

The Portfolio may invest, without limitation, in equity securities and equity-related securities, including common and preferred securities and equity derivatives, and there is no limitation on the market capitalization range of the issuers of equity securities in which the Portfolio may invest. The Portfolio may invest in depositary receipts if pricing and liquidity are more attractive than ordinary equity securities of foreign companies. The Portfolio may also invest in real estate investment trusts (“REITs”). The Portfolio may invest, without limitation, in securities and instruments denominated in foreign currencies and in securities of foreign issuers, including emerging market issuers.

Additionally, the Portfolio’s principal risks were revised to include Model Risk, REIT (Real Estate Investment Trusts) Risk; Brexit Risk; and Derivatives Risk and to delete Credit Risk; Risk of Investing in Bonds; Country, Sector or Industry Focus Risk; Large-Cap Companies Risk; Small- and Mid-Cap Companies Risk; Foreign Sovereign Debt Risk; and Affiliated Fund Rebalancing Risk.

The Agreements

Effective January 25, 2021, and pursuant to the New Subadvisory Agreement, PIMCO assumed responsibility for the day-to-day management of the Portfolio. Under the terms of the New Subadvisory Agreement, and subject to the oversight and review of SunAmerica, PIMCO (i) manages the investment and reinvestment of the Portfolio’s assets; (ii) determines in its discretion the securities and other investments to be purchased or sold; (iii) provides the Adviser with records concerning its activities which the Adviser or the Trust is required to maintain, and (iv) renders regular reports to the Adviser and to officers and Trustees of the Trust concerning its discharge of the foregoing responsibilities. PIMCO shall discharge the foregoing responsibilities subject to the control of the officers and the Trustees of the Trust and in compliance with such policies as the Trustees of the Trust may from time to time establish, and in compliance with (a) the objectives, policies, restrictions and limitations for the Portfolio as set forth in the Trust’s current prospectus and statement of additional information; and (b) applicable laws and regulations.

The New Subadvisory Agreement between SunAmerica and PIMCO and the Prior Subadvisory Agreement between SunAmerica and Templeton are similar, except that the New Subadvisory Agreement differs, among other things, in: (i) the name of the subadviser; (ii) the effective date of the agreement; (iii) the inclusion of a provision in the Prior Subadvisory Agreement expressly stating that Templeton will manage the Portfolio so as not to jeopardize either the treatment of variable annuity contracts which offer the Portfolio as annuity contracts for purposes of the Internal Revenue Code of 1986, as amended, or the eligibility of the variable annuity contracts to qualify for sale to the public in any state where they may otherwise be sold; (iv) the inclusion of an express provision in the New Subadvisory Agreement intended to satisfy paragraph (c)(3)(ii) of Rule 12d3-1 under the 1940 Act; (v) the inclusion of a provision in the New Subadvisory Agreement that expressly sets out services that PIMCO has no obligation to perform; (vi) the inclusion of a provision in the New Subadvisory Agreement that expressly permits PIMCO to delegate portfolio management and administrative services and delegate back office services; (vii) the inclusion of a provision in the New Subadvisory Agreement that expressly authorizes PIMCO to enter into agreements and execute documents required to make investments and to acknowledge the receipt of brokers’ risk disclosure statements, electronic trading disclosure statements and similar disclosures; (viii) a limitation in the Prior Subadvisory Agreement on annual portfolio transactions with Templeton’s affiliates, the Adviser and its affiliates or any other subadviser to the Trust and its respective affiliates; (ix) the inclusion of a provision in the New Subadvisory Agreement stating that PIMCO shall bear no liability for failure to obtain best execution or when relying on the Adviser’s directions to effect transactions; (x) the inclusion of a provision in the Prior Subadvisory Agreement limiting advertising by Templeton; (xi) the responsibility for proxy voting, which rests with the Adviser under the New Subadvisory Agreement (as opposed to Templeton under the Prior Subadvisory Agreement); (xii) termination

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rights by the subadviser; (xiii) the inclusion of confidentiality provisions in the New Subadvisory Agreement; and (xiv) the inclusion of certain representations and agreements of the Adviser in the New Subadvisory Agreement.

To the extent that PIMCO delegates its duties to Research Affiliates and Parametric pursuant to the New Sub-Subadvisory Agreement and Portfolio Implementation Agreement, respectively, any such delegation by PIMCO will not relieve PIMCO of its duties and obligations under the New Subadvisory Agreement with respect to the Portfolio. PIMCO’s duties and obligations under the New Subadvisory Agreement will remain the sole responsibility of PIMCO as if no such delegation had occurred. PIMCO will at all times provide appropriate supervision and oversight of Research Affiliates and Parametric, and PIMCO will be fully responsible and liable for all actions or omissions to act by such persons. The New Sub-Subadvisory Agreement is between PIMCO and Research Affiliates and the Portfolio Implementation Agreement is by and among PIMCO, Research Affiliates and Parametric, and PIMCO, not SunAmerica nor the Portfolio, will be responsible for compensating Research Affiliates and Parametric for their services.

The New Subadvisory Agreement provides for automatic termination unless, at least annually subsequent to its initial term, its continuance is approved by (i) the vote of a majority of those Trustees of the Trust who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio voting separately from any other series of the Trust. The New Subadvisory Agreement terminates automatically upon its assignment and is terminable at any time, without penalty, by the Portfolio or the Trust, by vote of a majority of the Trustees, or by a vote of a majority of the outstanding voting securities of the Portfolio, voting separately from any other series of the Trust, or by the Adviser, on not less than 30 days nor more than 60 days’ written notice to PIMCO. It may also be terminated by PIMCO at any time, without the payment of any penalty, on 60 days’ written notice to SunAmerica and the Trust. The New Sub-Subadvisory Agreement and the Portfolio Implementation Agreement each terminate automatically in the event of its assignment or upon the termination of the New Subadvisory Agreement. The Agreements are attached as exhibits to this Information Statement.

Under the New Subadvisory Agreement, PIMCO is compensated by SunAmerica (and not the Portfolio) at the annual rate of 0.30% of the Portfolio’s average daily assets on the first $250 million and 0.275% thereafter that PIMCO manages.

For the most recent fiscal year ended January 31, 2021, SunAmerica received gross advisory fees from the Portfolio in the amount of $5,439,888 or 0.81% of the Portfolio’s average daily net assets. During the period February 1, 2020 through January 24, 2021, SunAmerica paid subadvisory fees to Templeton for its management of the Portfolio in the aggregate amount of $2,686,386 or 0.41% of average daily net assets, and after waivers and/or reimbursements pursuant to an expense limitation agreement of $0, retained $2,753,502 of its advisory fee. If PIMCO served as subadviser to the Portfolio during the same period, based on the New Subadvisory Agreement and the Fee Waiver Agreement, SunAmerica would have paid $1,875,330 in subadvisory fees, or 0.28% of the Portfolio’s average daily net assets, and waived $329,823 of its advisory fee, thus retaining $3,234,735, or 0.48% of average daily net assets, after payment of subadvisory fees to PIMCO. This amount represents a 0.08% increase in the advisory fees retained by SunAmerica during this period.

The subadvisory fees paid to PIMCO and advisory fees retained by SunAmerica are hypothetical and designed to help you understand the potential effects of the New Subadvisory Agreement. The actual fees paid to PIMCO and the actual advisory fees retained by PIMCO may be different due to fluctuating asset levels and a variety of other factors.

Information about the Subadviser, Sub-Subadviser and Portfolio Implementer

PIMCO is a Delaware limited liability company with principal offices located at 650 Newport Center Drive, Newport Beach, CA 92660. PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of December 31, 2020, PIMCO and its investment advisory affiliates had investment management authority with respect to $2.02 trillion in assets.

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The following chart lists PIMCO’s principal executive officers and directors and their principal occupations. The business address of each officer and director as it relates to that person’s position with PIMCO is 650 Newport Center Drive, Newport Beach, CA 92660.

Name and Address	Principal Occupation
Dan Ivascyn	Group CIO
Manny Roman	CEO
David Flattum	CLO, Global General Counsel
Jennifer Durham	Jennifer Durham
Robin Shanahan	Co-COO
Peter Strelow	Co-COO
John Kirkowsi	CFO
Dirk Manelski	CTO
Andrew Balls	CIO Global Fixed Income
Mark Kiesel	CIO Global Credit
Scott Mather	CIO U.S. Core Strategies
Marc Seidner	CIO Non-traditional Strategies

Research Affiliates is a California limited liability company that manages approximately $152 billion in assets across equity and asset allocation strategies, including index strategies managed by third parties, as of December 31, 2020. Research Affiliates’ address is 620 Newport Center Drive, Suite 900, Newport Beach, CA 92660.

The following chart lists Research Affiliates’ principal executive officers and directors and their principal occupations. The business address of each officer and director as it relates to that person’s position with Research Affiliates is 650 Newport Center Drive, Suite 900, Newport Beach, CA 92660.

Name and Address	Principal Occupation
Robert D. Arnott	Non-Executive Chairman
Katrina F. Sherrerd	Chief Executive Officer
Christopher J. Brightman	Chief Investment Officer
Joseph D. Hattesohl	Chief Financial Officer
Asher K. Ailey	Chief Administrative Officer, Chief Legal Officer and Chief Compliance Officer

Parametric is a Delaware limited liability company that holds approximately $353.51 billion in total client assets under management as of December 31, 2020. Parametric’s address is 1918 Eighth Ave., Suite 3100, Seattle WA 98101.

The following chart lists Parametric’s principal executive officers and directors and their principal occupations. The business address of each officer and director as it relates to that person’s position with Parametric is 1918 Eighth Ave., Suite 3100, Seattle WA 98101.

Name and Address	Principal Occupation
Reuben Butler	Managing Director, Corporate Development
Brian Langstraat, CFA	Chief Executive Officer
Thomas Lee, CFA	Chief Investment Officer, Equities and Derivatives
James Evans, CFA	Chief Investment Officer, Fixed Income
Rob Ciro	Managing Director, Product Management
Melisa Fell	Managing Director, Human Resources
Randall Hegarty	Chief Compliance Officer
Ranjit Kapila	Chief Technology Officer and Head of Operations
James Barrett	Managing Director, Head of Client Development
Michi McDonough, CFA, CAIA	Managing Director, Head of Client and Consultant Relations

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No Trustee of the Trust has, or has had, any material interest in, or a material interest in a material transaction with PIMCO or its affiliates since the beginning of the Portfolio’s most recent fiscal year. No officers or Trustees of the Trust are officers, employees, directors, general partners or shareholders of PIMCO, Research Affiliates or Parametric.

PIMCO provides investment advisory or subadvisory services, as applicable, to the mutual funds and/or institutional accounts listed below, which have investment strategies or objectives similar to that of the Portfolio based on current guidelines.1 While the investment strategies or objectives of the mutual funds and/or accounts listed below may be similar to that of the Portfolio, the nature of services provided by PIMCO may be different. As a subadviser, PIMCO may perform a more limited set of services and assume fewer responsibilities for the Portfolio than it does for certain funds listed below. The name of each such fund or account, together with information concerning the fund’s assets, and the advisory or sub-advisory fee rates paid (as a percentage of average net assets) to PIMCO for its management services, are set forth below.

Portfolio and Comparable Accounts/Funds	Assets as of 12/31/2020	Contractual Fee Rate (% of average daily net assets)
SA PIMCO RAE International Value Portfolio	N/A	First $250M @ 0.30% Thereafter @ 0.275%
PIMCO RAE International Fund	$189 million	The contractual advisory fee for this fund is 0.30%
Standard Fee for Comparable Separate Accounts[2]	$609 million	First $50M @ 0.35% Next $50M @ 0.30% Thereafter @ 0.25% Minimum Size: $100M

Factors Considered by the Board

At the Meeting, the Board, including the Independent Trustees, approved the Agreements with respect to the Portfolio.

In connection with the approval of the Agreements, the Board received materials related to certain factors used in its consideration of whether to approve the Agreements. Those factors included:

(1)	the requirements of the Portfolio in the areas of investment supervisory and administrative services;

(2)	the nature, extent and quality of the investment advisory and administrative services expected to be provided by the Subadvisers;

(3)	the size and structure of the subadvisory, sub-subadvisory and portfolio implementation fees and any other material payments to the Subadvisers;

1 PIMCO generally determines comparable accounts by evaluating the composite (which is a meaningful group of one or more discretionary portfolios managed according to a similar investment mandate, investment objective, or strategy), primary investment policy (e.g., primary investments, duration limits, sector allocation requirements), and benchmark. The results are reviewed by PIMCO for reasonableness to confirm that such accounts and the services provided by PIMCO are sufficiently comparable to the funds for purposes of this comparison. The table above reflects the advisory fees charged by PIMCO for such comparable funds or accounts that it advises. For separate accounts, certain clients may be charged a lower fee rate than what is represented in the table, depending on the level of investment discretion employed in the portfolio, the size of their account, and/or the size and/or history of their overall relationship with PIMCO.

2 The table above reflects the advisory fees charged by PIMCO for such comparable funds or accounts that it advises and standard fees for separate accounts, as certain clients may be charged a lower fee rate than what is represented in the table, depending on the level of investment discretion employed in the portfolio, the size of their account, and/or the size and/or history of their overall relationship with PIMCO.

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(4)	the organizational capability and financial condition of the Subadvisers and their affiliates;

(5)	the possibility that services of the type required by the Trust might be better obtained from other organizations; and

(6)	the fees to be paid by the Adviser to PIMCO and by PIMCO to each of Research Affiliates and Parametric for managing the Portfolio.

In addition, the Board considered (a) the conditions and trends prevailing in the economy, the securities markets and the investment company industry; (b) the profitability of the Subadvisers and the amounts retained by SunAmerica; and (c) information regarding the Subadvisers’ compliance and regulatory history. The Board also took into account extensive information from PIMCO regarding its services provided to the Trust, which materials the Board reviewed at the Meeting in connection with its consideration of the renewal of the subadvisory agreements with respect to the various series of the Trust and Seasons Series Trust.

The Independent Trustees were separately represented by counsel that is independent of SunAmerica and the Subadvisers in connection with their consideration of approval of the Agreements. The matters discussed below were also considered separately by the Independent Trustees in executive session during which such independent counsel provided guidance to the Independent Trustees.

The Board received information regarding the Trust’s subadvisory fees compared to subadvisory fee rates of a group of funds with similar investment strategies and/or objectives, as applicable (the “Subadvised Expense Group/Universe”), as selected and prepared by an independent third-party provider of investment company data. The Board also received performance data and expense information prepared by management. In addition, the Board considered expenses and performance of the Subadvisers with respect to accounts and mutual funds that have comparable investment objectives and strategies to the Portfolio.

Nature, Extent and Quality of Services Provided by the Subadvisers. The Board, including the Independent Trustees, considered the nature, quality and extent of services expected to be provided by the Subadvisers. In making its evaluation, the Board considered that SunAmerica acts as adviser for the Portfolio, manages the daily business affairs of the Trust, and obtains and evaluates economic, statistical and financial information to formulate and implement investment policies and provides oversight with respect to the daily management of the Portfolio’s assets, subject to the Trustees’ oversight and control. It was also noted that SunAmerica’s advisory fees compensate SunAmerica for services such as monitoring portfolio performance, selecting and replacing subadvisers, determining asset allocations among each series of the Trust and ensuring that a subadviser’s style adheres to the prospectus and statement of additional information as well as other administrative, compliance and legal services or requirements.

With respect to the Subadvisers, the Board noted that PIMCO would be responsible for providing investment management services on a day-to-day basis. In such role, PIMCO would (i) manage the investment and reinvestment of the Portfolio’s assets; (ii) determine the securities to be purchased or sold and execute such documents on behalf of the Portfolio as may be necessary in connection with its management thereof; (iii) provide SunAmerica with records concerning its activities; and (iv) render regular reports to SunAmerica and to officers and Trustees of the Trust concerning its discharge of the foregoing responsibilities. The Board reviewed the history, structure and size, and investment experience of each of the Subadvisers. The Board considered the personnel of each of the Subadvisers who would be involved in the investment management, administration, compliance and risk management activities with respect to the Portfolio, as well as current and projected staffing levels. The Board was informed that in management’s judgment, each of the Subadvisers has the size, viability and resources to attract and retain highly qualified investment professionals. The Board reviewed the qualifications, background and responsibilities of the staff of the Subadvisers who would be responsible for providing investment management services to the Portfolio.

The Board also reviewed and considered the compliance and regulatory history of each of the Subadvisers, including information about whether it has been involved in any litigation, regulatory actions or investigations that could impair its ability to serve as subadviser, sub-subadviser or portfolio implementer, as applicable, to the Portfolio. The Board considered the Subadvisers’ risk assessment and risk management processes. The Board concluded that there

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was no information provided that would have a material adverse effect on the Subadvisers’ ability to provide services to the Trust.

The Board concluded that it was satisfied with the nature, quality and extent of the services expected to be provided by each of the Subadvisers and that there was a reasonable basis on which to conclude that each of the Subadvisers would provide high quality services to the Trust.

Portfolio Fees and Expenses; Investment Performance. The Board, including the Independent Trustees, received and reviewed information regarding the Portfolio’s subadvisory fees (actual and contractual) compared against such fees of its Subadvised Expense Group/Universe. It was noted that with respect to subadvisory fees, SunAmerica negotiates such fees at arm’s length. The Board also considered that the subadvisory fees are paid by SunAmerica out of its advisory fee and not by the Portfolio, and that subadvisory fees may vary widely within a Subadvised Expense Group/Universe for various reasons, including market pricing demands, existing relationships, experience and success, and individual client needs. The Board further considered the amount of subadvisory fees paid by SunAmerica and the amount of the management fees that it retained. The Board also noted that the subadvisory fee rates to be paid by SunAmerica to PIMCO under the New Subadvisory Agreement are lower than those currently paid to Templeton for its subadvisory services to the Portfolio. The Board further considered that management had agreed to a new advisory fee waiver agreement with respect to the Portfolio, which would reduce the fees paid by the Portfolio to SunAmerica. The Board determined that these amounts were reasonable in light of the services performed by SunAmerica and each Subadviser, respectively.

To assist in analyzing the reasonableness of the subadvisory fee, the Board received a report prepared independently by Broadridge Financial Solutions, Inc. (“Broadridge”), as well as information provided by management. The Board also considered advisory and subadvisory fees received by PIMCO and the Subadvisers with respect to other mutual funds and accounts with similar investment strategies to the Portfolio, as well as performance data from management and the Subadvisers with respect to any other mutual funds or other accounts advised or subadvised by the Subadvisers with similar investment objectives and/or strategies, as applicable.

The “Subadvised Expense Group” consists of the Portfolio, one other international large-cap value fund and four international large-cap growth funds underlying variable insurance products (“VIPs”), as classified by Broadridge. The “Subadvised Expense Universe” consists of the Portfolio and all other international large-cap value and international large-cap growth funds underlying VIPs with disclosed subadviser agreements, excluding outliers.

The performance information included information as of June 30, 2020, from management and PIMCO. On a quarterly basis, the Board monitors and reviews various materials presented and prepared by management, including but not limited to the Portfolio’s overall performance, performance relative to the Portfolio’s benchmark and Morningstar and Broadridge peer groups, and a subadviser’s performance within a portfolio. The Board also considered that management makes particular note of any portfolio that may require closer monitoring or potential corrective action by the Board.

The Board further considered that Templeton’s performance ranked in the fifth quintile in both its Morningstar category and Lipper universe over the three- and five-year periods ended June 30, 2020. The Board also considered the performance of the PIMCO RAE International Fund (the “PIMCO Fund”) relative to the MSCI EAFE Value Index. The Board noted that the PIMCO Fund had outperformed the benchmark for the one-, three- and five-year periods ended June 30, 2020, and for three of the previous four calendar years. In considering this comparative performance information, however, the Board also reviewed relevant distinctions and differences with respect to such funds and acknowledged that past performance is not necessarily indicative of future results.

The Trustees noted that the expense and performance information as a whole was useful in assessing whether the Subadvisers are proposing to provide services at a cost that is competitive with other similar funds.

Profitability, Economies of Scale and Other Benefits Derived. The Board noted that the subadvisory fees paid pursuant to the New Subadvisory Agreement are paid by SunAmerica out of its advisory fees. The Board further noted that the sub-subadvisory and portfolio implementation fees to be paid pursuant to the New Sub-Subadvisory Agreement and Portfolio Implementation Agreement, respectively, will be paid by PIMCO. The Board considered that each Agreement also contains breakpoints in the fee schedule; however, since SunAmerica, and not the Trust, is responsible for the payment of the fees pursuant to the New Subadvisory Agreement, and PIMCO is responsible for

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the payment of the fees pursuant to the New Sub-Subadvisory Agreement and the Portfolio Implementation Agreement, the Trust does not directly benefit from any reduction in those fee rates. The Trustees also relied on the ability of SunAmerica to negotiate the New Subadvisory Agreement and the fees thereunder at arm’s length. The Board determined that the profitability to the Subadvisers in connection with their respective relationship with the Portfolio is therefore not a material factor in its consideration of the Agreements.

The Board considered other potential indirect benefits to the Subadvisers as a result of their relationships with the Portfolio, which could include research benefits obtained by trading the Portfolio’s assets, economies of scale, reputational benefits, and the potential for future mandates. For similar reasons as stated above with respect to the Subadvisers’ profitability, the Board concluded that the potential for economies of scale and other indirect benefits to the Subadvisers in their management of the Portfolio are not a material factor in its consideration at this time.

Terms of the Agreements. The Board, including the Independent Trustees, reviewed the terms and conditions of the Agreements, including the duties and responsibilities undertaken by SunAmerica and the Subadvisers as discussed above. The Board also reviewed the differences in the terms of the New Subadvisory Agreement as compared to the terms of the Prior Subadvisory Agreement.

Conclusions. In reaching its decision to recommend the approval of the Agreements, the Board did not identify any single factor as being controlling, but based its recommendation on each of the factors it considered and each Trustee attributes different weight to the various factors. Based upon the materials it reviewed, the representations made to it and the considerations described above, and as part of their deliberations, the Board, including the Independent Trustees, concluded that each of the Subadvisers possesses the capability and resources to perform the duties required of it under the applicable Agreement.

Further, based upon its review of the Agreements, the materials provided, and the considerations described above, the Board, including the Independent Trustees, concluded that: (1) the terms of the Agreements are reasonable, fair and in the best interest of the Portfolio and its shareholders, and (2) the subadvisory and sub-subadvisory fee rates are fair and reasonable in light of the usual and customary charges made for services of the same nature and quality and the other factors considered.

Ownership of Shares

As of February 28, 2021, there were approximately 52,721,949 shares outstanding of the Portfolio. As of February 28, 2021, all shares of the Portfolio were owned directly by the separate accounts of American General Life Insurance Company (“AGL”), The United States Life Insurance Company of The City of New York (“USL”) and/or The Variable Annuity Life Insurance Company (“VALIC”) or affiliated mutual funds. The following shareholders directly owned 5% or more of the Portfolio’s outstanding shares as of such date:

Class	Owner	Shares	Percentage
3	AGL	29,365,659	55.70%
1	SA VCP Dynamic Allocation Portfolio	11,411,815	21.64%
1	SA VCP Dynamic Strategy Portfolio	9,063,711	17.19%

AGL is a stock life insurance company organized under the laws of the state of Texas and its address is 2727-A Allen Parkway, Houston, Texas 77019. SA VCP Dynamic Allocation Portfolio and SA VCP Dynamic Strategy Portfolio are each a series of the Trust and their address is 21650 Oxnard Street, 10th Floor, Woodland Hills, CA 91367.

Shareholders that own of record or beneficially more than 25% of the Portfolio’s outstanding shares may be considered a controlling person. As of February 28, 2021, to the knowledge of the Trust, no other person beneficially or of record owned 5% or more of any class of the Portfolio’s outstanding shares.

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The Trustees and officers of the Trust as a group owned an aggregate of less than 1% of the shares of the Portfolio as of February 28, 2021.

Brokerage Commissions

For the fiscal year ended January 31, 2021, the Portfolio did not pay any commissions to affiliated broker-dealers.

Other Service Providers

For the fiscal year ended January 31, 2021, the Portfolio paid an aggregate amount of $1,004,320 in shareholder services fees to AGL, USL and VALIC, each of which are affiliates of SunAmerica. In addition, the Portfolio paid $1,302 to VALIC Retirement Services Company (“VRSCO”) for transfer agency services during the period. VRSCO is also an affiliate of SunAmerica and is located at 2929 Allen Parkway, Houston, Texas 77019. AIG Capital Services, Inc. (“ACS”) distributes the Portfolio’s shares and incurs the expenses of distributing the Portfolio’s shares under a Distribution Agreement. ACS is located at Harborside 5, 185 Hudson Street, Suite 3300 Jersey City, New Jersey 07311. SunAmerica, AGL, USL, VALIC, VRSCO and ACS are each indirect, wholly-owned subsidiaries of AIG.

Shareholder Reports

Copies of the most recent annual and semi-annual reports of the Portfolio are available without charge and may be obtained by writing to the Trust at P.O. Box 15570, Amarillo, Texas 79105-5570, Attn: Annuity Service Center or by calling (800) 445-7862.

Shareholder Proposals

The Trust is not required to hold annual shareholder meetings. If a shareholder wishes to submit proposals for consideration at a future shareholder meeting, the Trust must receive the proposal a reasonable time before the solicitation is to be made. Written proposals should be sent to Kathleen D. Fuentes, Esq., Secretary of SunAmerica Series Trust, Harborside 5, 185 Hudson Street, Suite 3300 Jersey City, New Jersey 07311.

By Order of the Board of Trustees,

/s/ John T. Genoy
John T. Genoy
President
SunAmerica Series Trust

Dated: March 25, 2021

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Exhibit A

SUBADVISORY AGREEMENT

This SUBADVISORY AGREEMENT is dated as of May 1, 2008 by and between AIG SUNAMERICA ASSET MANAGEMENT CORP., a Delaware corporation (the “Adviser”), and PACIFIC INVESTMENT MANAGEMENT COMPANY LLC, a Delaware limited liability company (the “Subadviser”).

WITNESSETH:

WHEREAS, the Adviser and SunAmerica Series Trust, a Massachusetts business trust (the “Trust”), have entered into an Investment Advisory and Management Agreement dated as of January 1, 1999, as amended from time to time (the “Advisory Agreement”), pursuant to which the Adviser has agreed to provide investment management, advisory and administrative services to the Trust, and pursuant to it which the Adviser may delegate one or more of its duties to a subadviser pursuant to a written subadvisory agreement; and

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and may issue shares of beneficial interest, no par value per share, in separately designated portfolios representing separate funds with their own investment objectives, policies and purposes; and

WHEREAS, the Subadviser is engaged in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended; and

WHEREAS, the Adviser desires to retain the Subadviser to furnish investment advisory services to the investment portfolio(s) of the Trust listed on Schedule A attached hereto (the “Portfolio(s)”), and the Subadviser is willing to furnish such services;

NOW, THEREFORE, it is hereby agreed between the parties hereto as follows:

1.        Duties of the Subadviser. The Adviser hereby engages the services of the Subadviser in furtherance of its Investment Advisory and Management Agreement with the Trust. Pursuant to this Subadvisory Agreement and subject to the oversight and review of the Adviser, the Subadviser will manage the investment and reinvestment of the assets of each Portfolio. The Subadviser will determine, in its discretion and subject to the oversight and review of the Adviser, the securities and other investments to be purchased or sold, will provide the Adviser with records concerning its activities which the Adviser or the Trust is required to maintain, and will render regular reports to the Adviser and to officers and Trustees of the Trust concerning its discharge of the foregoing responsibilities. The Subadviser, as agent and attorney-in-fact of the Trust, may, when it deems appropriate and without prior consultation with the Adviser, (a) buy, sell, exchange, convert and otherwise trade in any stocks, bonds and other securities including money market instruments, whether the issuer is organized in the United States or outside the United States, (b) place orders for the execution of such securities transactions with or through such brokers, dealers or issuers as the Subadviser may select and (c) purchase, sell, exchange or convert foreign currency in the spot or forward markets as necessary to facilitate transactions in international securities for the Portfolio(s). In addition, the custodian shall provide the Subadviser with daily reports regarding the cash levels in the Portfolio. The Subadviser shall discharge the foregoing responsibilities subject to the control of the officers and the Trustees of the Trust and in compliance with such policies as the Trustees of the Trust may from time to time establish, and in compliance with (a) the objectives, policies, restrictions and limitations for the Portfolio(s) as set forth in the Trust’s current prospectus and statement of additional information; and (b) applicable laws and regulations.

The Subadviser represents and warrants to the Adviser that the Subadviser will manage each Portfolio in compliance with all applicable federal and state laws, including securities, commodities and banking laws, governing its operations and investments. Without limiting the foregoing, the Subadviser represents and warrants that it will manage each Portfolio in compliance with (a) the applicable provisions of Subchapter M, chapter 1 of the Internal Revenue Code of 1986, as amended (“Subchapter M”) (“the Code”) for each Portfolio to be treated as a “regulated investment company” under Subchapter M; (b) the diversification requirements specified in the Internal Revenue Service’s regulations under Section 817(h) of the Code; (c) the provisions of the Act and rules adopted thereunder; (d) applicable state insurance laws solely to the extent that the Adviser has informed the Subadviser of such requirements; (e) the objectives, policies, restrictions and limitations for the Portfolio(s) as set forth in the

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Trust’s current prospectus and statement of additional information as most recently provided by the Adviser to the Subadviser; and (f) the policies and procedures as adopted by the Trustees of the Trust. The Subadviser shall furnish information to the Adviser, as reasonably requested, for purposes of the Trust’s compliance with the distribution requirements necessary to avoid payment of any excise tax pursuant to Section 4982 of the Code.

The Subadviser further represents and warrants that solely to the extent that any statements or omissions made in any Registration Statement for the Contracts or shares of the Trust, or any amendment or supplement thereto, are made in reliance upon and in conformity with information furnished by the Subadviser expressly for use therein, such Registration Statement and any amendments or supplements thereto will not contain any untrue statement of a material fact regarding the Subadviser or omit to state any material fact regarding the Subadviser required to be stated therein or necessary to make the statements therein not misleading.

The Subadviser agrees: (a) to maintain a level of errors and omissions or professional liability insurance coverage that, at all times during the course of this Agreement, is appropriate given the nature of its business, and (b) from time to time and upon reasonable request, to supply evidence of such coverage to the Adviser.

The Subadviser accepts such employment and agrees, at its own expense, to render the services set forth herein and to provide the office space, furnishings, equipment and personnel required by it to perform such services on the terms and for the compensation provided in this Agreement.

The Subadviser also represents and warrants that in furnishing services hereunder, the Subadviser will not consult with any other subadviser of the Portfolios or other series of the Trust, to the extent any other subadvisers are engaged by the Adviser, or any other subadvisers to other investments companies that are under common control with the Trust, concerning transactions of the Portfolios in securities or other assets, other than for purposes of complying with the conditions of paragraphs (a) and (b) of rule 12d3-1 under the Act.

Notwithstanding any other provision to the contrary, the Subadviser shall have no obligation to perform the following services: (a) shareholder services or support functions, such as responding to shareholders’ questions about a Portfolio or its investments or strategies; (b) provision of legal, accounting or tax advice with respect to a Portfolio or its investments by the Subadviser’s in-house legal, accounting or tax departments; (c) providing employees of the Subadviser to serve as officers of a Portfolio; or (d) providing a Portfolio’s Chief Compliance Officer and associated staff.

The Subadviser may delegate portfolio management and administrative duties to its affiliates and may share such information as necessary to accomplish these purposes. Additionally, the Subadviser will have the ability to delegate back office services to State Street Investment Manager Solutions, LLC. In all cases, the Subadviser shall remain liable as if such services were provided directly. No additional fees shall be imposed for such services except as otherwise agreed

2.        Portfolio Transactions. (a) The Subadviser is responsible for decisions to buy or sell securities and other investments for the assets of each Portfolio, broker-dealers and futures commission merchants’ selection, and negotiation of brokerage commission and futures commission merchants’ rates. Subadviser is authorized on behalf of each Portfolio to (i) enter into agreements and execute any documents (e.g., any derivatives documentation such as exchange traded and over-the-counter, as applicable) required to make investments pursuant to the investment guidelines and (ii) acknowledge the receipt of brokers’ risk disclosure statements, electronic trading disclosure statements and similar disclosures. Upon the reasonable request of the Adviser, the Subadviser will provide copies of any such agreements or other documents to the Adviser. As a general matter, in executing portfolio transactions, the Subadviser may employ or deal with such broker-dealers or futures commission merchants as may, in the Subadviser’s best judgement, provide prompt and reliable execution of the transactions at favorable prices and reasonable commission rates. In selecting such broker-dealers or futures commission merchants, the Subadviser shall consider all relevant factors including price (including the applicable brokerage commission, dealer spread or futures commission merchant rate), the size of the order, the nature of the market for the security or other investment, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer or futures commission merchant involved, the quality of the service, the difficulty of execution, the execution capabilities and operational facilities of the firm involved, and, in the case of securities, the firm’s risk in positioning a block of securities. Subject to such policies as the Trustees may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), the Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of the Subadviser’s having caused a Portfolio to pay a member of an exchange, broker or dealer an amount of commission

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for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, if the Subadviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member of an exchange, broker or dealer viewed in terms of either that particular transaction or the Subadviser’s overall responsibilities with respect to such Portfolio and to other clients as to which the Subadviser exercises investment discretion. In accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder, and subject to any other applicable laws and regulations including Section 17(e) of the Act and Rule 17e-1 thereunder, the Subadviser may engage its affiliates, the Adviser and its affiliates or any other subadviser to the Trust and its respective affiliates, as broker-dealers or futures commission merchants to effect portfolio transactions in securities and other investments for a Portfolio. The Subadviser will promptly communicate to the Adviser and to the officers and the Trustees of the Trust such information relating to portfolio transactions as they may reasonably request. To the extent consistent with applicable law, the Subadviser may aggregate purchase or sell orders for the Portfolio with contemporaneous purchase or sell orders of other clients of the Subadviser or its affiliated persons. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser determines to be equitable and consistent with its and its affiliates’ fiduciary obligations to the Portfolio and to such other clients. The Adviser hereby acknowledges that such aggregation of orders may not result in more favorable pricing or lower brokerage commissions in all instances.

(b)      Notwithstanding Section 2(a) above, for such purposes as obtaining investment research products and services, and covering fees and expenses, the Adviser may direct the Subadviser to effect a specific percentage of a Portfolio’s transactions in securities and other investments to certain broker-dealers and futures commission merchants’. In designating the use of a particular broker-dealer or futures commission merchant, the Adviser and Subadviser acknowledge:

(1)

All brokerage transactions are subject to best execution. As such, Subadviser will use its best efforts to direct non-risk commission transactions to a particular broker-dealer or futures commission merchant designated by the Adviser provided that the Subadviser believes it can obtain best execution;

(2)

Such direction may result in the Subadviser paying a higher commission, depending upon the Subadviser’s arrangements with the particular broker-dealer or futures commission merchant, or such other factors as market conditions, share values, capabilities of the particular broker-dealer or futures commission merchant, etc.;

(3)

If the Subadviser directs payments of an excessive amount of commissions, the executions may not be accomplished as rapidly. In addition, the Subadviser may forfeit the possible advantage derived from the aggregation of multiple orders as a single “bunched” transaction where Subadviser would, in some instances, be in a better position to negotiate commissions; and

(4)

Subadviser does not make commitments to allocate fixed or definite amounts of commissions to brokers. As such the Subadviser may be unable to fulfill the Adviser’s request for direction due to the reasons stated above. Subadviser shall bear no liability to any party for any failure to obtain best execution or when relying on the Adviser’s directions to effect transactions as described in this subparagraph.

3.        Compensation of the Subadviser. The Subadviser shall not be entitled to receive any payment from the Trust and shall look solely and exclusively to the Adviser for payment of all fees for the services rendered, facilities furnished and expenses paid by it hereunder. As full compensation for the Subadviser under this Agreement, the Adviser agrees to pay to the Subadviser a fee at the annual rates set forth in Schedule A hereto with respect to the assets managed by the Subadviser for each Portfolio listed thereon. Such fee shall be accrued daily and paid monthly as soon as practicable after the end of each month (i.e., the applicable annual fee rate divided by 365 applied to each prior days’ net assets in order to calculate the daily accrual). For purposes of calculating the Subadviser’s fee, the average daily net asset value of a Portfolio shall mean the average daily net assets for which the Subadviser actually provides advisory services, and shall be determined by taking an average of all determinations of such net asset value during the month. If the Subadviser shall provide its services under this Agreement for less than the whole of any month, the foregoing compensation shall be prorated.

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4.        Other Services. At the request of the Trust or the Adviser, the Subadviser in its discretion may make available to the Trust, office facilities, equipment, personnel and other services in order to facilitate meetings or other similar functions. Such office facilities, equipment, personnel and services shall be provided for or rendered by the Subadviser and billed to the Trust or the Adviser at such amounts as negotiated by the Adviser and Subadviser.

5.        Reports. The Trust, the Adviser and the Subadviser agree to furnish to each other, if applicable, current prospectuses, statements of additional information, proxy statements, reports of shareholders, and such other information with regard to their affairs and that of the Trust as each may reasonably request.

6.        Status of the Subadviser. The services of the Subadviser to the Adviser and the Trust are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others so long as its services to the Trust are not impaired thereby. The Subadviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

7.        Proxy Voting. The Adviser will vote proxies relating to the Portfolio’s securities. The Adviser will vote all such proxies in accordance with such proxy voting guidelines and procedures adopted by the Board of Trustees. The Adviser may, on certain non-routine matters, consult with the Subadviser before voting proxies relating to the Portfolio’s securities. The Adviser will instruct the custodian and other parties providing services to the Trust promptly to forward to the proxy voting service copies of all proxies and shareholder communications relating to securities held by each Portfolio (other than materials relating to legal proceedings).

8.        Certain Records. The Subadviser hereby undertakes and agrees to maintain, in the form and for the period required by Rule 31a-2 under the Act, all records relating to the investments of the Portfolio(s) that are required to be maintained by the Trust pursuant to the requirements of Rule 31a-1 of that Act. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the Act which are prepared or maintained by the Subadviser are maintained on behalf of the Trust.

The Subadviser agrees that all accounts, books and other records maintained and preserved by it as required hereby shall be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the Securities and Exchange Commission, the Trust’s auditors, the Trust or any representative of the Trust, the Adviser, or any governmental agency or other instrumentality having regulatory authority over the Trust.

9.        Reference to the Subadviser. Neither the Trust nor the Adviser or any affiliate or agent thereof shall make reference to or use the name of the Subadviser or any of its affiliates in any advertising or promotional materials without the prior approval of the Subadviser, which approval shall not be unreasonably withheld.

10.      Liability of the Subadviser. (a) In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties (“disabling conduct”) hereunder on the part of the Subadviser (and its officers, directors/trustees, member, partners, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Subadviser) the Subadviser shall not be subject to liability to the Adviser (and its officers, directors/trustees, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Adviser) or to the Trust (and its officers, directors/trustees, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Trust) for any act or omission in the course of, or connected with, rendering services hereunder, including without limitation, any error of judgment or mistake of law or for any loss suffered by any of them in connection with the matters to which this Agreement relates, except to the extent specified in Section 36(b) of the Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. Except for such disabling conduct, the Adviser shall indemnify the Subadviser (and its officers, directors, members, partners, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Subadviser) from any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) arising from Subadviser’s rendering of services under this Agreement.

(b)      The Subadviser agrees to indemnify and hold harmless the Adviser (and its officers, directors/trustees, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Adviser) and/or the Trust (and its officers, directors/trustees, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Trust) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Adviser and/or the Trust and

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their affiliates or such directors/trustees, officers or controlling person may become subject under the Act, the Securities Act of 1933 (the “1933 Act”), under other statutes, common law or otherwise, which arise from the Subadviser’s disabling conduct, including but not limited to any material failure by the Subadviser to comply with the provisions and representations and warranties set forth in Section 1 of this Agreement; provided, however, that in no case is the Subadviser’s indemnity in favor of any person deemed to protect such other persons against any liability to which such person would otherwise be subject by reasons of willful misfeasance, bad faith, or gross negligence in the performance of his, her or its duties or by reason of his, her or its reckless disregard of obligations and duties under this Agreement.

11.      Permissible Interests. Trustees and agents of the Trust are or may be interested in the Subadviser (or any successor thereof) as directors/trustees, partners, officers, or shareholders, or otherwise; directors/trustees, partners, officers, agents, and shareholders of the Subadviser are or may be interested in the Trust as trustees, or otherwise; and the Subadviser (or any successor) is or may be interested in the Trust in some manner.

12.        Term of the Agreement. This Agreement shall continue in full force and effect with respect to each Portfolio until two years from the date hereof, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio voting separately from any other series of the Trust.

With respect to each Portfolio, this Agreement may be terminated at any time, without payment of a penalty by the Portfolio or the Trust, by vote of a majority of the Trustees, or by vote of a majority of the outstanding voting securities (as defined in the Act) of the Portfolio, voting separately from any other series of the Trust, or by the Adviser, on not less than 30 nor more than 60 days’ written notice to the Subadviser. With respect to each Portfolio, this Agreement may be terminated by the Subadviser at any time, without the payment of any penalty, on 60 days’ written notice to the Adviser and the Trust. The termination of this Agreement with respect to any Portfolio or the addition of any Portfolio to Schedule A hereto (in the manner required by the Act) shall not affect the continued effectiveness of this Agreement with respect to each other Portfolio subject hereto. This Agreement shall automatically terminate in the event of its assignment (as defined by the Act).

This Agreement will also terminate in the event that the Advisory Agreement by and between the Trust and the Adviser is terminated.

13.        Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

14.        Amendments. This Agreement may be amended by mutual consent in writing, but the consent of the Trust must be obtained in conformity with the requirements of the Act.

15.        Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York and the applicable provisions of the Act. To the extent the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Act, the latter shall control.

16.        Personal Liability. The Declaration of the Trust establishing the Trust (the “Declaration”), is on file in the office of the Secretary of the Commonwealth of Massachusetts, and, in accordance with that Declaration, no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property for satisfaction of any obligation or claim or otherwise in connection with the affairs of the Trust, but the “Trust Property,” as defined in the Declaration, only shall be liable.

17.        Separate Series. Pursuant to the provisions of the Declaration, each Portfolio is a separate series of the Trust, and all debts, liabilities, obligations and expenses of a particular Portfolio shall be enforceable only against the assets of that Portfolio and not against the assets of any other Portfolio or of the Trust as a whole.

18.        Confidentiality. The Subadviser will not disclose or use any records or information obtained pursuant to this Agreement in any manner whatsoever except as expressly authorized in this Agreement or as reasonably required to execute transactions on behalf of the Portfolios, and will keep confidential any non-public information obtained directly as a result of this service relationship, and the Subadviser shall disclose such non-public information only if the Adviser or the Board of Trustees has authorized such disclosure by prior written consent, or if such information is or hereafter otherwise is known by the Subadviser or has been disclosed, directly or indirectly, by the Adviser or the Trust to others and this fact becomes ascertainable from public or published

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information or trade sources, or if such disclosure is expressly required or requested by applicable federal or state regulatory authorities, or to the extent such disclosure is reasonably required by auditors or attorneys of the Subadviser in connection with the performance of their professional services or as may otherwise be contemplated by this Agreement. Notwithstanding the foregoing, the Subadviser may disclose the total return earned by the Portfolios and may include such total return in the calculation of composite performance information.

19.      Representations and Agreements of the Adviser. The Adviser represents, warrants and covenants that:

(i)

Each Portfolio is a “qualified institutional buyer” (“QIB”) as defined in Rule 144A under the Securities Act of 1933, as amended, and the Adviser will promptly notify the Subadviser if a Portfolio ceases to be a QIB; and

(ii)

Each Portfolio is a “qualified eligible person” (“QEP”) as defined in Commodity Futures Trading Commission Rule 4.7 (“CFTC Rule 4.7”), the Adviser will promptly notify the Subadviser if a Portfolio ceases to be a QEP, and the Adviser hereby consents to each Portfolio being treated as an “exempt account” under CFTC Rule 4.7.

20.      Delivery of Part II of Form ADV. The Adviser acknowledges it has received, at least 48 hours prior to the execution of this Agreement, a copy of Part II of the Subadviser’s Form ADV, as amended.

21.      Notices. All notices shall be in writing and deemed properly given when delivered or mailed by electronic mail or United States certified or registered mail, return receipt requested, postage prepaid, addressed as follows:

Subadviser:		Pacific Investment Management Company LLC
840 Newport Center Drive Newport Beach, CA 92660
Fax: 949-720-1376
Attention: General Counsel
Email: IMANotices@pimco.com
Cc: Kwame Anochie, Vice President
Email: kwame.anochie@pimco.com

Adviser:		AIG SunAmerica Asset Management Corp.
Harborside Financial Center 3200 Plaza 5 Jersey City, NJ 07311
	Attention:	Gregory N. Bressler
Senior Vice President and General Counsel

with a copy to:		AIG Retirement Services, Inc.
1 SunAmerica Center Century City Los Angeles, CA 90067-6022
	Attention:	Mallary L. Reznik
Deputy General Counsel

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IN WITNESS WHEREOF, the parties have caused their respective duly authorized officers to execute this Agreement as of the date first above written.

PURSUANT TO AN EXEMPTION FROM THE COMMODITY FUTURES TRADING COMMISSION IN CONNECTION WITH ACCOUNTS OF QUALIFIED ELIGIBLE PERSONS, THIS ACCOUNT DOCUMENT IS NOT REQUIRED TO BE, AND HAS NOT BEEN, FILED WITH THE COMMISSION. THE COMMODITY FUTURES TRADING COMMISSION DOES NOT PASS UPON THE MERITS OF PARTICIPATING IN A TRADING PROGRAM OR UPON THE ADEQUACY OR ACCURACY OF COMMODITY TRADING ADVISOR DISCLOSURE. CONSEQUENTLY, THE COMMODITY FUTURES TRADING COMMISSION HAS NOT REVIEWED OR APPROVED THIS TRADING PROGRAM OR THIS ACCOUNT DOCUMENT.

AIG SUNAMERICA ASSET MANAGEMENT CORP.

By: /s/ PETER A. HARBECK
Name: Peter A. Harbeck
Title: President and Chief Executive Officer

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

By: /s/ BRENT L. HOLDEN
Name: Brent L. Holden
Title: Managing Director

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Schedule A

Portfolio(s)	Annual Fee (as a percentage of the average daily net assets the Subadviser manages in the portfolio)
Total Return Bond Portfolio	0.25%

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AMENDMENT NO. 1

TO THE

SUBADVISORY AGREEMENT

This AMENDMENT NO. 1 TO THE SUBADVISORY AGREEMENT is effective as of March 21, 2013, by and between SUNAMERICA ASSET MANAGEMENT CORP., (formerly known as AIG SunAmerica Asset Management Corp.), a Delaware corporation (the “Adviser”), and PACIFIC INVESTMENT MANAGEMENT COMPANY LLC, a Delaware limited liability company (the “Subadviser”).

W I T N E S S E T H:

WHEREAS, the Adviser and SunAmerica Series Trust, a Massachusetts business trust (the “Trust”), have entered into an Investment Advisory and Management Agreement dated as of January l , 1999, as amended from time to time (the “Advisory Agreement”), pursuant to which the Adviser has agreed to provide investment management, advisory and administrative services to the Trust, and pursuant to it which the Adviser may delegate one or more of its duties to a subadviser pursuant to a written subadvisory agreement;

WHEREAS, the Adviser and the Subadviser (collectively, the “Parties”) are parties to a Subadvisory Agreement dated May 1, 2008, as amended from time to time (the “Subadvisory Agreement”), pursuant to which the Subadviser furnishes investment advisory services to certain series (the “Portfolios”) of the Trust, as listed on Schedule A of the Subadvisory Agreement;

WHEREAS, the Board of Trustees, including a majority of trustees who are not “interested persons” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), has approved this Amendment to the Subadvisory Agreement with respect to the VCP Total Return Balanced Portfolio (the “Portfolio”), which was further approved by the sole shareholder of the Portfolio in the manner provided by Section 15(a) of the 1940 Act and Rule 18f-2 thereunder.

NOW, THEREFORE, it is hereby agreed between the parties hereto as follows:

1.        Schedule A to the Subadvisory Agreement is hereby amended to reflect the addition of the SunAmerica Series Trust VCP Total Return Balanced Portfolio. The Subadviser shall manage the VCP Total Return Balanced Portfolio assets and shall be compensated as noted in Schedule A attached hereto.

2.        Additional Provisions. The Subadvisory Agreement shall be revised to include the following provisions:

2.1	The Subadviser will not file class action claim forms on behalf of the Portfolios in any class actions involving securities or issuers of securities held in, or formerly held in, the Portfolios.

2.2

Subject to the Prospectus, the Subadviser and any trading counterparties are authorized to disclose transaction and other information to data repositories and regulators for the purposes of meeting applicable transaction and other regulatory reporting requirements.

2.3	The Adviser represents, warrants and covenants that:

(i)

to the Adviser’s knowledge, the assets in the Portfolios deposited by the Subadviser to meet the Portfolios’ margin or collateral requirements with respect to investments made in accordance with the Prospectus, are free from liens and charges that prevent the Subadviser from giving a first priority lien or charge on such assets, subject to governing bankruptcy or insolvency laws, solely to the extent such margin or collateral is necessary for the Subadviser to comply with federal law or the Subadviser’s legally enforceable obligations under a written agreement governing the investment made on behalf of the Portfolios;

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(ii)

(ii) the Adviser shall provide the Subadviser, in a manner and with such frequency as is mutually agreed upon by the Parties, with a list of (i) each “government entity” (as defined in Rule 206(4)-5 under the Advisers Act), invested in the Portfolios where the account of such government entity can reasonably be identified as being held in the name of or for the benefit of such government entity on the records of the Portfolios or its transfer agent; and (ii) each government entity that sponsors or establishes a 529 Plan and has selected the Portfolios as an option to be offered by such 529 Plan.

3.        Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be an original and all of which together shall constitute one instrument.

4.        Full Force and Effect. Except as expressly supplemented, amended or consented to hereby, all of the representations, warranties, terms, covenants, and conditions of the Subadvisory Agreement shall remain unchanged and shall continue to be in full force and effect.

5.        Miscellaneous. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Subadvisory Agreement.

6.        Delivery of Part 2A of Form ADV. The Adviser acknowledges that it has received, at least 48 hours prior to the execution of this amendment, a copy of Part 2A of the Subadviser’s Form ADV, as amended.

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IN WITNESS WHEREOF, the Parties have caused their respective duly authorized officers to execute this Agreement as of the date first above written.

SUNAMERICA ASSET MANAGEMENT CORP.

By: /s/ PETER A. HARBECK
Name: Peter A. Harbeck
Title: President & CEO

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

By: /s/ SUHAIL DADA
Name: Suhail Dada
Title: Managing Director

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Schedule A

Fee Schedule

(Subadviser Accounts 6440 and 3240)

Portfolio(s)	Annual Fee (as a percentage of the average daily net assets the Subadviser manages in the portfolio)
Total Return Bond Portfolio	0.25%
VCP Total Return Balanced Portfolio	0.36% on first $750 million 0.35% on next $750 million 0.32% thereafter

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AMENDMENT NO. 2

TO THE

SUBADVISORY AGREEMENT

This AMENDMENT NO. 2 TO THE SUBADVISORY AGREEMENT (the “Amendment”) is dated as of January 25, 2021, by and between SUNAMERICA ASSET MANAGEMENT, LLC (formerly known as SunAmerica Asset Management Corp.), a Delaware limited liability company (the “Adviser”), and PACIFIC INVESTMENT MANAGEMENT COMPANY LLC, a Delaware limited liability company (the “Subadviser”).

WITNESSETH:

WHEREAS, the Adviser and SunAmerica Series Trust, a Massachusetts business trust (the “Trust”), have entered into an Investment Advisory and Management Agreement dated as of January 1, 1999, as amended from time to time (the “Advisory Agreement”), pursuant to which the Adviser has agreed to provide investment management, advisory and administrative services to the Trust, and pursuant to which the Adviser may delegate one or more of its duties to a subadviser pursuant to a written subadvisory agreement;

WHEREAS, the Adviser and the Subadviser are parties to a Subadvisory Agreement dated May 1, 2008, as amended from time to time (the “Subadvisory Agreement”), pursuant to which the Subadviser furnishes investment advisory services to certain series (the “Portfolios”) of the Trust, as listed on Schedule A of the Subadvisory Agreement;

WHEREAS, the Board of Trustees of the Trust, including a majority of trustees who are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), has approved this Amendment with respect to the SA PIMCO RAE International Value Portfolio (formerly, SA Templeton Foreign Value Portfolio) (the “New Portfolio”);

NOW, THEREFORE, it is hereby agreed between the parties hereto as follows:

1.       Schedule A to the Subadvisory Agreement is hereby amended to reflect the addition of the New Portfolio. Schedule A is also attached hereto.

Portfolio(s)	Annual Fee (as a percentage of the average daily net assets the Subadviser manages in the portfolio)
SA PIMCO RAE International Value Portfolio	0.30% on first $250 million 0.275% thereafter

Subadviser shall manage the New Portfolio assets and shall be compensated as noted above.

2.       The following is hereby inserted following the last sentence of the eighth paragraph of Section 1 of the Subadvisory Agreement:

The Adviser acknowledges and agrees that the Subadviser will utilize the services of Research Affiliates, LLC (“Research Affiliates”) in managing the SA PIMCO RAE International Value Portfolio, including by using model portfolios provided by Research Affiliates. Any management fees charged by Research Affiliates will be paid by Subadviser and not by the Trust or SA PIMCO RAE International Value Portfolio.

The Adviser acknowledges and agrees that the Subadviser and Research Affiliates may utilize the services of Parametric Portfolio Associates LLC (“Parametric Associates” and together with Research Affiliates, the “Subcontractors”) to assist with the implementation of the SA PIMCO RAE International Value Portfolio’s investment strategy, as directed by the Subadviser or Research Affiliates, including delegation of responsibility for all of the SA PIMCO RAE International Value Portfolio’s portfolio

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transactions. Additionally, the Subadviser will have the ability to delegate middle and back office services for the SA PIMCO RAE International Value Portfolio to Parametric Associates.

For the avoidance of doubt, the Adviser acknowledges and agrees that, with respect to the SA PIMCO RAE International Value Portfolio, the authorities and rights granted to the Subadviser in Sections 1 and 2 of the Agreement, and Section 2.1 of Amendment No. 1 to the Agreement, dated March 21, 2013 (“Amendment No. 1”) are also granted to the Subcontractors as delegated by the Subadviser. The Subadviser shall remain liable as if services provided by the Subcontractors were provided directly by the Subadviser.

3.       Section 2(b) of the Agreement is hereby deleted in its entirety.

4.       Section 21 is hereby deleted in its entirety and restated as follows:

21.     Notices. All notices shall be in writing and deemed properly given when delivered or mailed by electronic mail or United States certified or registered mail, return receipt requested, postage prepaid, addressed as follows:

Subadviser:	Pacific Investment Management Company LLC
650 Newport Center Drive
Newport Beach, CA 92660
Fax: 949-720-1376
Attention: General Counsel
Email: IMANotices@pimco.com
Cc: Matt Shaw, Executive Vice President
Email: shaw@pimco.com

Adviser:	SunAmerica Asset Management, LLC
Harborside 5
185 Hudson Street, Suite 3300
Jersey City, NJ 07311
Attn: General Counsel

5.       Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be an original and all of which together shall constitute one instrument.

6.       Full Force and Effect. Except as expressly supplemented, amended or consented to hereby, all of the representations, warranties, terms, covenants, and conditions of the Subadvisory Agreement shall remain unchanged and shall continue to be in full force and effect.

7.       Miscellaneous. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Subadvisory Agreement.

8.       Delivery of Part 2 of Form ADV. The Adviser acknowledges that it has received a copy of Part 2 of the Form ADV, as amended, of each of the Subadviser, Research Affiliates and Parametric Associates, either prior to or at the time of execution of this Agreement.

[Remainder of page intentionally left blank]

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IN WITNESS WHEREOF, the parties have caused their respective duly authorized officers to execute this Amendment as of the date first above written.

SUNAMERICA ASSET MANAGEMENT, LLC

By:	/s/ SHARON FRENCH
Name: Sharon French
Title: President and Chief Executive Officer

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

By:	/s/ ROBERT YOUNG
Name: Robert Young
Title: Managing Director

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SCHEDULE A

Effective January 25, 2021

Portfolios(s)	Annual Fee (as a percentage of the average daily net assets the Subadviser manages in the portfolio)
SA PIMCO VCP Tactical Balanced Portfolio	0.36% on first $750 million 0.35% on next $750 million 0.32% thereafter

SA PIMCO RAE International Value Portfolio	0.30% on first $250 million 0.275% thereafter

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Exhibit B

SUB-SUBADVISORY AGREEMENT

AGREEMENT made as of the 25th day of January, 2021.

WHEREAS, Pacific Investment Management Company LLC, a Delaware limited liability company (the “Subadviser”) has been retained by SunAmerica Asset Management, LLC (formerly known as SunAmerica Asset Management Corp.), a Delaware limited liability company (the “Adviser”), as a subadviser, to provide investment advisory services to the SA PIMCO RAE International Value Portfolio (formerly, SA Templeton Foreign Value Portfolio) (the “Portfolio”), a series of the SunAmerica Series Trust, a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company (the “Trust”), pursuant to an investment subadvisory agreement dated May 1, 2008, as amended from time to time (the “Investment Subadvisory Agreement”);

WHEREAS, the Portfolio seeks to achieve its investment objective in whole or in part by investing all or a portion of its assets consistent with the Portfolio’s RAE Fundamental investment strategy described in the Portfolio’s Prospectus (as defined below), which is an investment strategy related to a methodology developed by Research Affiliates, LLC, a California limited liability company (“Sub-Subadviser”);

WHEREAS, the Subadviser wishes to retain the Sub-Subadviser to assist the Subadviser in providing investment advisory services in connection with the Portfolio, including, but not limited to, the provision of a model portfolio (“Indicative Portfolio”) for the Portfolio (all such services collectively “Advisory Services”);

WHEREAS, the Sub-Subadviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and rules and regulations thereunder (“Advisers Act”); and

WHEREAS, the Sub-Subadviser is willing to provide such Advisory Services to the Subadviser upon the terms and conditions set forth below and for the compensation set forth in Exhibit A attached hereto, as may be amended from time to time.

NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the Subadviser and the Sub-Subadviser as follows:

1.          The Trust is an open-end investment company which has separate investment portfolios. Additional investment portfolios may be established in the future. This Agreement shall pertain to the Portfolio. The Trust engages in the business of investing and reinvesting the assets of the Portfolio in the manner and in accordance with the investment objective and restrictions applicable to the Portfolio as specified in the currently effective prospectus (the “Prospectus”) for the Trust included in the registration statement, as amended from time to time (the “Registration Statement”), filed by the Trust under the 1940 Act and the Securities Act of 1933, as amended (the “1933 Act”). Copies of the documents referred to in the preceding sentence have been furnished to the Sub-Subadviser. Any amendments to those documents shall be furnished to the Sub-Subadviser promptly.

2.          The Subadviser hereby appoints the Sub-Subadviser to provide Advisory Services specified in this Agreement and the Sub-Subadviser hereby accepts such appointment and agrees to render the services herein set forth.

3.          (a)       The Sub-Subadviser shall, at its expense: (i) employ or associate with itself such persons as it believes appropriate to assist it in performing its obligations under this Agreement; and (ii) provide all services, equipment and facilities necessary to perform its obligations under this Agreement. The Sub-Subadviser may from time to time seek research assistance and rely on investment management resources available to it through its affiliated companies, but in no case shall such reliance relieve the Sub-Subadviser of any of its obligations hereunder, nor shall the Subadviser or the Portfolio be responsible for any additional fees or expenses hereunder as a result. In all cases, the Sub-Subadviser shall remain liable as if such services were provided directly.

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(b)      The Sub-Subadviser shall not retain any other person to serve as an investment adviser or sub-adviser to the Portfolio, except pursuant to a written agreement among the Subadviser, Sub-Subadviser and such other person. It is understood and contemplated that the parties may enter into one or more separate agreements with a third-party for the provision of certain portfolio implementation services that are consistent with the Advisory Services set forth in Section 4 of this Agreement. The Sub-Subadviser shall not pay any fee, based on the assets of a Portfolio, to any person providing research and/or investment advice to the Sub-Subadviser without the express written consent of the Subadviser.

(c)      The Sub-Subadviser shall not be required to pay any expenses of a Portfolio other than those specifically allocated to the Sub-Subadviser in this Agreement. In particular, but without limiting the generality of the foregoing, the Sub-Subadviser shall not be responsible, except to the extent of the reasonable compensation of such of the Trust’s employees (if any) as are officers or employees of the Sub-Subadviser whose services may be involved, for any of the following expenses of a Portfolio: compensation of the Trustees who are not affiliated with the Sub-Subadviser or any of its affiliates; taxes and governmental fees; interest charges; fees and expenses of a Portfolio’s independent registered public accounting firm and legal counsel; trade association membership dues; fees and expenses of any custodian (including maintenance of books and accounts and calculation of the net asset value of shares of a Portfolio), transfer agent, registrar and dividend disbursing agent of a Portfolio; expenses of issuing, selling, redeeming, registering and qualifying for sale shares of beneficial interest in a Portfolio; expenses of preparing and printing share certificates, prospectuses and reports to shareholders, notices, proxy statements and reports to regulatory agencies; the cost of office supplies, including stationery; travel expenses of all officers, Trustees and employees; insurance premiums; brokerage and other expenses of executing portfolio transactions; expenses of shareholders’ meetings; organizational expenses; and extraordinary expenses. Notwithstanding the foregoing, the Sub-Subadviser will be responsible for any costs or other expenses charged to the Portfolio that are caused by the Sub-Subadviser.

4.          (a)       Subject to the supervision of the Subadviser, the Sub-Subadviser shall provide to the Portfolio Advisory Services, including investment guidance and policy direction in connection with the management of the Portfolio, oral and written research, analysis, advice, and statistical and economic data and information.

(b)      Consistent with the investment objectives, policies and restrictions applicable to the Portfolio and as stated in the Portfolio’s Registration Statement, the Sub-Subadviser shall be responsible for providing the Subadviser, or the Portfolio Implementer (as defined below) if so retained, with an Indicative Portfolio for the strategy of the Portfolio. Such Indicative Portfolio shall include, without limitation, the information described in Section 4(g) below. Additionally, the Sub-Subadviser shall provide the Subadviser, or the Portfolio Implementer if so retained, with instructions as to the frequency and timing of rebalancing a Portfolio to track the appropriate Indicative Portfolio. In the event that the Portfolio Implementer is so retained, it shall be the responsibility of the Sub-Subadviser to oversee and monitor the Portfolio Implementer with respect to the services it provides on behalf of the Portfolio.

(c)      The Portfolio will have the benefit of the investment analysis and research, the review of current economic conditions and trends and the consideration of long-range investment policy generally available to investment advisory clients of the Sub-Subadviser. It is understood that the Sub-Subadviser will not use any inside information pertinent to investment decisions undertaken in connection with this Agreement that may be in its possession or in the possession of any of its affiliates, nor will the Sub-Subadviser seek to obtain any such information.

(d)      Upon request, the Sub-Subadviser also shall provide to the Subadviser and the officers of the Trust administrative assistance in connection with the operation of the Portfolio, which shall include (i) compliance with all reasonable requests of the Subadviser for information, including information required in connection with the Trust’s filings with the Securities and Exchange Commission (“SEC”), state securities commissions, and other regulatory authorities, and (ii) such other services as the Subadviser and/or Sub-Subadviser shall from time to time reasonably determine to be necessary or useful to the administration of a Portfolio. With respect to the services that the Sub-Subadviser is providing to the Portfolio, the Sub-Subadviser will keep the Subadviser informed of developments materially affecting the Portfolio.

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(e)      As sub-adviser to the Portfolio, the Sub-Subadviser shall provide Advisory Services for the account of the Portfolio in accordance with the Sub-Subadviser’s best judgment and within the investment objectives, policies, and restrictions set forth in the Prospectus, the 1940 Act and the provisions of the Internal Revenue Code relating to regulated investment companies, subject to policy decisions adopted by the Trust’s Board of Trustees.

(f)      Upon request, the Sub-Subadviser shall furnish to the Subadviser and the Trust’s Board of Trustees periodic and special reports (including any statistical information) on the investment performance of the Portfolio, and on the performance of its obligations under this Agreement and shall supply such additional reports and information as the Trust’s officers or Board of Trustees shall reasonably request.

(g)      The Sub-Subadviser will communicate to the Subadviser and the Portfolio Implementer, if applicable, an Indicative Portfolio for the Portfolio, with such frequency as deemed by the Sub-Subadviser to be necessary or appropriate and at the reasonable request of the Subadviser. The Indicative Portfolio shall include at least the following information: (i) the name of the Portfolio; (ii) the constituent securities; (iii) the identifiers for such constituent securities; (iv) the number of constituent securities comprising the Indicative Portfolio; (v) the weights to be applied to such constituent securities; and (vi) such other information as the Sub-Subadviser may reasonably believe is necessary to communicate to the Subadviser for purposes of fulfilling the Sub-Subadviser’s obligations to the Subadviser, on behalf of the Portfolio, under this Agreement.

Notwithstanding the foregoing, the Subadviser and Sub-Subadviser may enter into one or more separate agreements with a third-party (a “Portfolio Implementer”) for the provision of portfolio implementation services pursuant to which the implementation of the Indicative Portfolio with respect to the Portfolio, shall be the responsibility of the Portfolio Implementer that is party to that agreement. In the event that the Portfolio Implementer is so retained, it shall be the responsibility of the Sub-Subadviser to oversee and monitor the Portfolio Implementer and the services it provides on behalf of the Portfolio, as the Sub-Subadviser’s agent hereunder, including (i) the compliance of such services with the investment objectives, policies and restrictions applicable to such Portfolio as stated in the Portfolio’s Registration Statement, the 1940 Act, the provisions of the Internal Revenue Code relating to regulated investment companies and other applicable laws, rules and regulations, at all times, including at the time of each investment, and (ii) the Portfolio Implementer’s satisfaction of its duties and responsibilities under an agreement for the provision of portfolio implementation services and any duties and responsibilities of the Sub-Subadviser under this Agreement that have been delegated to the Portfolio Implementer consistent with the terms of this Agreement. Payment of compensation to the Portfolio Implementer shall be the sole responsibility of the Subadviser and shall in no way be an obligation of the Sub-Subadviser or the Portfolio.

(h)      For the Portfolio, the Sub-Subadviser will promptly review all account reconciliation documents, such as: (i) reports of current security holdings in the Portfolio; (ii) summary reports of transactions; and (iii) current cash position reports (including cash available from portfolio sales and maturities and sales of the Portfolio’s shares less cash needed for redemptions and settlement of portfolio purchases), all within a reasonable time after receipt thereof from the Portfolio, the Subadviser or any service provider thereto (such as the Portfolio’s custodian) and will report any errors or discrepancies in such reports to the Portfolio or its designee within three business days after discovery of such discrepancies.

(i)      The Sub-Subadviser will manage the Portfolio in compliance with all applicable federal and state laws, including securities, commodities and banking laws, governing its operations and investments. Without limiting the foregoing, the Sub-Subadviser represents and warrants that it will manage the Portfolio in compliance with (i) the applicable provisions of Subchapter M, chapter 1 of the Internal Revenue Code of 1986, as amended (“Subchapter M”) (“the Code”) for the Portfolio to be treated as a “regulated investment company” under Subchapter M; (ii) the diversification requirements specified in the Internal Revenue Service’s regulations under Section 817(h) of the Code; (iii) the provisions of the 1940 Act and rules adopted thereunder; (iv) applicable state insurance laws solely to the extent that the Subadviser has informed the Sub-Subadviser of such requirements; (v) the objectives, policies, restrictions and limitations for the Portfolio as set forth in the Trust’s current prospectus and statement of additional information as most recently provided by the Subadviser to the Sub-Subadviser; and (vi) the policies and procedures as adopted by the Trustees of the Trust. The Sub-Subadviser shall furnish information to the Subadviser, as reasonably requested, for purposes of the Trust’s compliance with the distribution requirements necessary to avoid payment of any excise tax pursuant to Section 4982 of the Code.

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(j)      On occasions when the Sub-Subadviser deems the purchase or sale of a security to be in the best interest of a Portfolio as well as other of its clients, the Sub-Subadviser, to the extent permitted by applicable law, may aggregate the securities to be so sold or purchased in order to seek to obtain the best execution of the order or lower brokerage commissions, if any. The Sub-Subadviser may also on occasion purchase or sell a particular security for one or more clients in different amounts. On either occasion, and to the extent permitted by applicable law and regulations, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Subadviser in the manner it considers to be equitable and consistent with its fiduciary obligations to the Trust and the Portfolio and to such other customers.

(k)      The Sub-Subadviser shall not cause the Portfolio to pay a broker which provides brokerage and research services to the Sub-Subadviser a commission for effecting a securities transaction in excess of the amount another broker might have charged. Notwithstanding the above, subject to the oversight of the Sub-Subadviser, the Portfolio Implementer may cause the Portfolio to pay a broker which provides brokerage and research services to the Portfolio Implementer a commission for effecting a securities transaction in excess of the amount another broker might have charged so long as such transactions are in accordance with Section 28(e) of the Securities Exchange Act of 1934, as amended (“Exchange Act”). Such higher commissions may not be paid unless the Portfolio Implementer determines in good faith that the amount paid is reasonable in relation to the services received in terms of the particular transaction or the Portfolio Implementer’s overall responsibilities to the Trust and any other of the Portfolio Implementer’s clients.

(l)      Unless otherwise instructed by the Trust’s Board of Trustees or the Subadviser, the Sub-Subadviser or its agent shall have authority and responsibility to exercise whatever powers the Trust and the Subadviser may possess with respect to any of the portfolio securities or other investments of the Portfolio, including, but not limited to, the power to exercise rights, options, warrants, conversion privileges and redemption privileges, and to tender securities pursuant to a tender offer. The Sub-Subadviser shall not implement a securities lending program for the Portfolio. The Sub-Subadviser (or its agent) may engage in cross-trades for the Portfolio in accordance with the Trust’s Rule 17a-7 procedures. Except as limited by any separate agreement for portfolio implementation services, with respect to any domestic (U.S.) securities held by the Portfolio, the Sub-Subadviser shall be responsible for filing on a timely basis beneficial ownership reports required by the Exchange Act, as amended, and any other domestic securities regulatory filings. Except as limited by any separate agreement for portfolio implementation services, with respect to any foreign (non-U.S.) securities held by a Portfolio, the Sub-Subadviser shall also be responsible for filing on a timely basis any holdings disclosures or other reports as the Sub-Subadviser may be required by law to file with regulatory authorities in foreign jurisdictions to the extent such requirements apply to the entity with investment discretion/power and/or voting power with respect to instruments held by the Portfolio. Sub-Subadviser will not file class action claim forms on behalf of the Portfolio in any class actions involving securities or issuers of securities held in, or formerly held in, the Portfolio. Sub-Subadviser will, however, forward to Subadviser any information it receives regarding any legal matters involving any asset held in a Portfolio. The Sub-Subadviser will also provide assistance to Subadviser in providing the Subadviser with historical holdings of the Portfolio for the past seven years, if applicable.

(m)      The Sub-Subadviser may delegate certain duties and responsibilities under this Agreement to the Portfolio Implementer, in the event that the Portfolio Implementer is retained by the Subadviser and Sub-Subadviser, provided that such delegation is memorialized in any agreement for the provision of portfolio implementation services and subject to the supervision of the Sub-Subadviser.

(n)      Neither the Subadviser nor the Sub-Subadviser will vote proxies relating to the Portfolio’s securities. The Adviser may, on certain non-routine matters, consult with the Subadviser and the Sub-Subadviser before voting proxies relating to the Portfolio’s securities.

(o)      The Sub-Subadviser shall not use or otherwise disclose any non-public inside information relating to the Subadviser or the Portfolio obtained in connection with this Agreement that may be in its possession or in the possession of any of its affiliates beyond the performance of its obligations under this Agreement.

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5.          The Sub-Subadviser shall exercise its best judgment in rendering the services provided by it under this Agreement. Subject to the provisions of Section 9(a) hereof, the Sub-Subadviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Subadviser, or the Trust in connection with the matters to which this Agreement relates, except to the extent specified in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty by the Sub-Subadviser with respect to the receipt of compensation for services and except for a loss resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties (“disabling conduct”) on the part of the Sub-Subadviser. In no case shall the Sub-Subadviser be liable for reasonable actions taken or reasonable non-actions with respect to the performance of services under this Agreement based upon specific information, instructions or requests given or made to the Sub-Subadviser by the Subadviser. As used in this Section, the term “Sub-Subadviser,” “Sub-Adviser,” and “Trust” shall include any officers, directors/trustees, member, partners, agents, employees, controlling persons, shareholders, and any other person or entity affiliated with the respective entity.

6.          (a)       The Sub-Subadviser agrees that it will comply with all applicable laws, rules and regulations of all federal and state regulatory agencies having jurisdictions over the Sub-Subadviser in performance of its duties hereunder. The Sub-Subadviser will treat as confidential and proprietary information of the Portfolio all records and information relative to the Portfolio and prior, present or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Portfolio, which approval shall not be unreasonably withheld, and the Sub-Subadviser shall not be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Portfolio.

(b)      The Sub-Subadviser will notify the Subadviser and the Portfolio in the event that the Sub-Subadviser or any of its affiliates: (i) becomes aware that it is subject to a statutory disqualification that prevents the Sub-Subadviser from serving as a sub-adviser or otherwise performing its duties pursuant to this Agreement; or (ii) becomes aware that it is the subject of an administrative proceeding or enforcement action by the SEC or other regulatory authority. The Sub-Subadviser further agrees to notify the Portfolio and the Subadviser immediately of any material fact known to the Sub-Subadviser relating to the Sub-Subadviser that is not contained in the Portfolio’s Registration Statement regarding the Portfolio, or any amendment or supplement thereto, but that is required to be disclosed therein, and of any statement contained therein that becomes untrue in any material respect.

7.          (a)       For the services provided and the expenses assumed pursuant to this Agreement, the Subadviser will pay the Sub-Subadviser and the Sub-Subadviser will accept as full compensation therefore a fee computed daily and paid monthly in arrears, based upon the average daily value (as determined on each business day at the time set forth in the Portfolio’s Prospectus for determining net asset value per share) of the net assets of the Portfolio, equal to the lesser of: (i) a fee at the per annum rate set forth in Exhibit A attached hereto, as may be amended from time to time; or (ii) such fee as may from time to time be agreed upon in writing by the Subadviser and the Sub-Subadviser. If the fee payable to the Sub-Subadviser pursuant to this paragraph begins to accrue after the beginning of any month or if this Agreement terminates before the end of any month, the fee for the period from such date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs. For purposes of calculating fees, the value of the Portfolio’s net assets shall be computed in the manner specified in the Portfolio’s Prospectus and the Trust’s governing instruments for the computation of the value of the Portfolio’s net assets in connection with the determination of the net asset value of the Portfolio’s shares. Payment of said compensation shall be the sole responsibility of the Subadviser and shall in no way be an obligation of the Portfolio or of the Trust.

(b)      With respect to the Portfolio, the Sub-Subadviser shall not purchase, or cause any of its agents, including the Portfolio Implementer, to purchase, interests in any investment company, separate account, sub-advised account, other pooled investment vehicle or other account which is sponsored or advised, either directly or indirectly, by the Subadviser or Sub-Subadviser.

8.          (a)       This Agreement shall become effective with respect to the Portfolio as of the date hereof (and, with respect to any amendment, the date of the amendment or supplement hereto); and shall continue in effect with respect to the Portfolio for an initial period of two years from the date hereof; and shall continue thereafter only

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so long as the continuance is specifically approved at least annually: (i) by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Portfolio or by the Trust’s Board of Trustees; and (ii) by the vote, cast in accordance with the provisions of the 1940 Act and the rules and any applicable SEC guidance or relief thereunder, of a majority of the Trust’s Trustees who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any such party.

(b)      This Agreement may be terminated with respect to a Portfolio at any time, without the payment of any penalty, by: (i) a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Portfolio; (ii) a vote of a majority of the Trust’s entire Board of Trustees on not less than thirty (30) nor more than sixty (60) days’ written notice to the Sub-Subadviser; (iii) the Subadviser on not less than thirty (30) nor more than sixty (60) days’ written notice to the Sub-Subadviser; or (iv) the Sub-Subadviser on sixty (60) days’ written notice to the Adviser. This Agreement (or any supplement hereto) shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

9.          (a)       The Sub-Subadviser shall indemnify and hold harmless the Subadviser (and its officers, directors/trustees, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Subadviser) and/or the Trust (and its officers, directors/trustees, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Trust), from and against any and all liabilities, losses, claims, damages, or litigation (including reasonable legal and other expenses) (collectively “Losses”), to which the Subadviser and/or the Trust may become subject under the 1940 Act, the 1933 Act, under other statutes, common law or otherwise, which arise from the Sub-Subadviser’s or Portfolio Implementer’s disabling conduct, including but not limited to Losses of any kind or nature directly or indirectly resulting solely from or solely out of: (i) any material misrepresentation, breach of any material representation or failure to comply with any provision, warranty or obligation made by the Sub-Subadviser, the Portfolio Implementer or their agents in connection with this Agreement or any applicable laws and regulations; or (ii) any actions or failure to act by the Sub-Subadviser, the Portfolio Implementer or their agents in connection with this Agreement that results in a violation of any law; provided, however, that in no case is the Sub-Subadviser’s indemnity in favor of any person deemed to protect such other persons against any liability to which such person would otherwise be subject by reasons of willful misfeasance, bad faith, or gross negligence in the performance of his, her or its duties or by reason of his, her or its reckless disregard of obligations and duties under this Agreement. For purposes of this Section, the Portfolio Implementer will be considered an agent of the Sub-Subadviser pursuant to Section 4(g) of the Agreement.

(b)      Except for disabling conduct, the Subadviser shall indemnify and hold harmless the Sub-Subadviser (and its officers, directors/trustees, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Sub-Subadviser) from and against any and all liabilities, losses, claims, damages, or litigation (including reasonable legal and other expenses), of any kind or nature directly or indirectly resulting solely from or solely out of: (i) any material misrepresentation, breach of any material representation or failure to comply with any provision, warranty or obligation made by the Subadviser in connection with this Agreement or any applicable laws and regulations; (ii) any actions or failure to act by the Subadviser in connection with this Agreement that results in a violation of any law; or (iii) any gross negligence, willful misfeasance, bad faith or reckless disregard of the Subadviser in fulfilling its obligations under this Agreement.

10.          Except to the extent necessary to perform the Sub-Subadviser’s obligations under this Agreement and/or as otherwise agreed to by the parties, nothing herein shall be deemed to limit or restrict the right of the Sub-Subadviser, or any affiliate of the Sub-Subadviser, or any employee of the Sub-Subadviser, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association, provided such other services and activities do not, during the term of this Agreement, interfere in a material manner with the Sub-Subadviser’s ability to meet its obligations to the Portfolio hereunder.

11.          It is understood that the names “PIMCO” or any derivative thereof or logo associated therewith are the valuable property of the Subadviser and its affiliates. The Sub-Subadviser (or any of its affiliates) agrees that it shall not use any such names (or derivative or logo) without the prior consent of the Subadviser. In addition, the Sub-Subadviser hereby consents to the use of its name and any logo, mark or symbol associated therewith, as well as the names of its business affiliates including, but not limited to, Messrs. Robert D. Arnott and Christopher J.

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Brightman in the Portfolio’s Registration Statement, other disclosure documents, shareholder communications, advertising, sales literature and similar communications, and the Investment Subadvisory Agreement.

12.          It is understood that “Research Affiliates®”, “RAE®”, “RAE® Fundamental”, “RAE® Income”, “RAFI®”, “Enhanced RAFI”, “eRAFI®”, “RALVEI”, “RAFI Low Volatility®”, “Fundamental Index®”, any associated logos and the method of formulation of the RAFI® series of indexes and the enhanced versions of the RAFI® series of indexes (each RAFI® index and enhanced version of a RAFI® index, a “RAFI® Index”) are the proprietary and valuable property of the Sub-Subadviser. While the Sub-Subadviser consents to the use of the marks and logos, rights to such intellectual property will remain with the Sub-Subadviser and nothing in this Agreement shall be construed otherwise.

13.          Any recommendations concerning the Portfolio’s investment program proposed by the Sub-Subadviser to the Portfolio and the Subadviser pursuant to this Agreement, as well as any other activities undertaken by the Sub-Subadviser on behalf of the Portfolio pursuant thereto shall at all times be subject to any applicable directives of the Board of Trustees of the Trust provided to the Sub-Subadviser.

14.          In compliance with the requirements of Rule 31a-3 under the 1940 Act, and any other applicable federal or state rule, the Sub-Subadviser hereby agrees that all records that it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any such records upon the Trust’s request; provided, however, that the foregoing shall not be construed to prohibit the retention by the Sub-Subadviser or its representatives of archival information including the Portfolio’s accounts data and performance record in performance composites, assets under management, and other marketing-related reporting documents. Further, compliance with Rule 31a-3 under the 1940 Act does not preclude retention by the Sub-Subadviser or its representatives of documents and records as required for the purpose of facilitating compliance with this Agreement, applicable law or regulation, when automatically stored or archived in electronic form pursuant to standard backup or archival procedures. The Sub-Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act and any other applicable Rule, the records required to be maintained by the Sub-Subadviser hereunder pursuant to Rule 31a-1 of the 1940 Act and any other applicable federal or state rule. The Sub-Subadviser further agrees that it will furnish to regulatory authorities having the requisite authority any information or reports in connection with its services hereunder which may be requested in order to determine whether the operations of the Portfolio are being conducted in accordance with applicable law and regulations.

15.          This Agreement shall be construed in accordance with the laws of the State of California without regard to the conflicts of law principles thereof, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act, or rules or orders of the SEC thereunder.

16.          No provision of this Agreement may be changed, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, discharge or termination is sought.

17.          (a)       The Subadviser and the Sub-Subadviser shall treat as confidential and shall not disclose or transmit to any third party or use other than as expressly authorized hereunder or as reasonably required to execute transactions on behalf of the Portfolio, as the case may be, any information, documentation or other written material with respect to the business affairs of the other party, including but not limited to information that is marked as “Confidential” by the Sub-Subadviser, the Subadviser or the Portfolio (“Confidential Information”). Each party agrees to hold the Confidential Information in confidence and not to disclose or use the Confidential Information for any purpose whatsoever other than as contemplated by this Agreement and to require each of its directors, officers, managers, employees, affiliates, representatives or agents not to disclose or use Confidential Information, except as authorized or permitted by this Agreement. Notwithstanding the foregoing, the Subadviser may disclose or transmit Confidential Information with respect to the Portfolio: (i) to the Trust’s Board of Trustees; or (ii) with the prior written consent of the Sub-Subadviser.

(b)          Confidential Information shall not include: (i) any information that is available to the public or to the receiving party hereunder from sources other than the providing party (provided that such source is not, to the knowledge of the receiving party, subject to any confidentiality agreement with regard to such information); or (ii) any information that is independently developed by the receiving party without use of or

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reference to information from the providing party. Notwithstanding the foregoing, the parties may reveal Confidential Information to any regulatory agency or court of competent jurisdiction if such information to be disclosed is: (i) approved in writing by the other party for disclosure; or (ii) required by law, regulatory agency or court order to be disclosed by a party, provided, if permitted by law, that notice of such required disclosure is given to the other party prior to its disclosure if reasonably possible or as soon thereafter as is reasonably practicable and provided further that the providing party shall cooperate with the other party to limit the scope of such disclosure to the extent permitted by law.

18.          The Sub-Subadviser confirms that it has no present intention to seek royalties or other compensation from other persons (other than the sub-advisory fees set forth in the Agreement) in connection with the Portfolio’s investments, which utilize the Portfolio’s RAE strategies. At the time of this agreement, the Sub-Subadviser has no actual knowledge of such arrangements and will, on a best efforts basis, reasonably ensure that no such payment of royalties or other compensation in such circumstances occurs. In the event, despite such best efforts, such arrangements occur, the Sub-Subadviser will use its best efforts to terminate these arrangements.

19.          The Sub-Subadviser will provide the Subadviser a true and complete copy of the Sub-Subadviser’s Form ADV Part 2, as amended, (the “Form ADV”) either prior to or at the time of execution of this Agreement, and promptly at the time any amendment thereto is filed with the SEC subsequent to the date of this Agreement. The Sub-Subadviser represents and warrants that all information contained in the Form ADV is accurate and complete in all material respects. The Sub-Subadviser will also provide the Subadviser a copy of its written code of ethics complying with the requirements of the Advisers Act (the “Code of Ethics”) and will also provide the Adviser a copy of any amendment to its Code of Ethics, together with evidence of its adoption, promptly upon its adoption.

20.          Neither party shall be liable for or to the other for any loss caused directly or indirectly by Acts of God (including fire, flood, earthquake, storm, hurricane or other natural disaster), war, invasion, act of foreign enemies, hostilities (regardless of whether war is declared), civil war, rebellion, revolution, insurrection, military or usurped power or confiscation, terrorist activities, nationalization, government sanction, blockage, embargo, labor dispute, strike, lockout or interruption or failure of electricity or telephone service, beyond either party’s control.

21.          If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected hereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

22.          Any notice or other communication required or permitted to be given hereunder shall be given in writing and mailed, faxed or delivered to the other party at the addresses set forth below:

 If to Research Affiliates:

 Asher Ailey

 Chief Legal Officer

 620 Newport Center Drive, Suite 900

 Newport Beach, CA 92660 Phone: (949) 325-8804

 legal@rallc.com

 If to PIMCO:

 David C. Flattum

 Managing Director, General Counsel

 650 Newport Center Drive

 Newport Beach, CA 92660

 Phone: (949) 720-6134

 Fax: (949) 720-4590

 Notice shall be deemed given upon receipt.

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23.          This Agreement constitutes the entire agreement of the parties hereto with respect to its subject matter and may be amended or modified only by a writing signed by duly authorized officers of both parties. This Agreement supersedes all previous sub-advisory agreements between the parties relating to the Portfolio. There are no oral or written collateral representations, agreements or understandings except as provided herein. The parties may mutually agree to other matters regarding the Advisory Services which may be represented by other agreements between the parties.

24.          This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall be one and the same agreement.

25.          No breach, default or threatened breach of this Agreement by either party shall relieve the other party of its obligations or liabilities under this Agreement with respect to the protection of the property or proprietary or confidential nature of any property which is the subject of this Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

By: /s/ ROBERT O. YOUNG

Title: Managing Director

RESEARCH AFFILIATES, LLC

By: /s/ ASHER AILEY

Title: Chief Legal Officer

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EXHIBIT A

(as of January 25, 2021)

30% of the below investment subadvisory fee amount paid by the SA PIMCO RAE International Value Portfolio to the Subadviser.

Annual Fee

(As calculated pursuant to Section 7 of this Agreement)

0.30% on first $250 million

0.275% thereafter

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Exhibit C

PORTFOLIO IMPLEMENTATION AGREEMENT

AGREEMENT made as of the 25th day of January 2021.

WHEREAS, Pacific Investment Management Company LLC, a Delaware limited liability company (the “PIMCO” or “Subadviser”) has been retained by SunAmerica Asset Management, LLC (formerly known as SunAmerica Asset Management Corp.), a Delaware limited liability company (the “Adviser”), as investment subadviser, to provide investment advisory services to the SA PIMCO RAE International Value Portfolio (formerly, SA Templeton Foreign Value Portfolio) (the “Portfolio”), a series of the SunAmerica Series Trust, a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company (the “Trust”), pursuant to an investment subadvisory agreement dated May 1, 2008, as amended from time to time (the “Investment Subadvisory Agreement”);

WHEREAS, the Portfolio seeks to achieve its investment objective in whole or in part by investing all or a portion of its assets consistent with the Portfolio’s RAE Fundamental investment strategy described in the Portfolio’s Prospectus (as defined below), which is an investment strategy related to a methodology developed by Research Affiliates, LLC (“Research Affiliates” or “Sub-Subadviser”), pursuant to an investment sub-subadvisory agreement between the Subadviser and Research Affiliates (the “Investment Sub-Subadvisory Agreement”);

WHEREAS, under the Investment Sub-Subadvisory Agreement, the Subadviser and Sub-Subadviser agreed that they may enter into an agreement with a third party for the provision of certain portfolio implementation services that are consistent with the services to be provided by the Sub-Subadviser under the Investment Sub-Subadvisory Agreement;

WHEREAS, it is intended that an Indicative Portfolio (defined below) with respect to the Portfolio developed by Research Affiliates will be communicated to Parametric Portfolio Associates LLC, a Delaware limited liability company (the “Portfolio Implementer”), which will facilitate the appropriate implementation of the Indicative Portfolio for the Portfolio;

WHEREAS, the Subadviser and Sub-Subadviser wish to retain the Portfolio Implementer to assist the Subadviser and Sub-Subadviser in providing portfolio implementation services described herein (“Portfolio Implementation Services”) in connection with the Indicative Portfolio for the Portfolio;

WHEREAS, the Portfolio Implementer is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and rules and regulations thereunder (“Advisers Act”); and

WHEREAS, the Portfolio Implementer is willing to provide such Portfolio Implementation Services to the Subadviser and the Sub-Subadviser upon the terms and conditions set forth below and for the compensation set forth in Exhibit A attached hereto, as may be amended from time to time.

NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed among the Subadviser, the Sub-Subadviser and the Portfolio Implementer as follows:

1.           The Trust is an open-end investment company which has separate investment portfolios. Additional investment portfolios may be established in the future. This Agreement shall pertain to the Portfolio. The Trust engages in the business of investing and reinvesting the assets of the Portfolio in the manner and in accordance with the investment objective and restrictions applicable to the Portfolio as specified in the currently effective prospectus (the “Prospectus”) for the Trust included in the registration statement, as amended from time to time (the “Registration Statement”), filed by the Trust under the 1940 Act and the Securities Act of 1933, as amended (the “1933 Act”). Copies of the documents referred to in the preceding sentence have been or will be furnished to the Portfolio Implementer promptly. Any amendments to those documents shall be furnished to the Portfolio Implementer promptly.

2.           The Subadviser and the Sub-Subadviser hereby appoint the Portfolio Implementer to provide the Portfolio Implementation Services specified in this Agreement and the Portfolio Implementer hereby accepts such appointment and agrees to render the services herein set forth.

3.           (a)             The Portfolio Implementer shall, at its expense: (i) employ or associate with itself such persons as it believes appropriate to assist it in performing its obligations under this Agreement; and (ii) provide all services, equipment and facilities necessary to perform its obligations under this Agreement. The Portfolio Implementer may from time to time seek research assistance and rely on investment management resources available to it through its affiliated companies, but in no case shall such reliance relieve the Portfolio Implementer of any of its obligations hereunder, nor shall the Sub-Subadviser, the Subadviser or the Portfolio be responsible for any additional fees or expenses hereunder as a result. In all cases, the Portfolio Implementer shall remain liable as if such services were provided directly.

(b)           The Portfolio Implementer shall not retain any other person to serve as an investment adviser, sub-adviser or portfolio implementer to the Portfolio. The Portfolio Implementer shall not pay any fee, based on the assets of the Portfolio, to any person providing research and/or investment advice to the Portfolio Implementer without the express written consent of the Subadviser.

(c)           The Portfolio Implementer shall not be required to pay any expenses of the Portfolio other than those specifically allocated to the Portfolio Implementer in this Agreement. In particular, but without limiting the generality of the foregoing, the Portfolio Implementer shall not be responsible, except to the extent of the reasonable compensation of such of the Trust’s employees (if any) as are officers or employees of the Portfolio Implementer whose services may be involved, for any of the following expenses of the Portfolio: compensation of the Trustees who are not affiliated with the Portfolio Implementer or any of its affiliates; taxes and governmental fees; interest charges; fees and expenses of the Portfolio’s independent registered public accounting firm and legal counsel; trade association membership dues; fees and expenses of any custodian (including maintenance of books and accounts and calculation of the net asset value of shares of the Portfolio), transfer agent, registrar and dividend disbursing agent of the Portfolio; expenses of issuing, selling, redeeming, registering and qualifying for sale shares of beneficial interest in the Portfolio; expenses of preparing and printing share certificates, prospectuses and reports to shareholders, notices, proxy statements and reports to regulatory agencies; the cost of office supplies, including stationery; travel expenses of all officers, Trustees and employees; insurance premiums; brokerage and other expenses of executing portfolio transactions; expenses of shareholders’ meetings; organizational expenses; and extraordinary expenses.

4.           (a)           Subject to the direct supervision of the Sub-Subadviser, and ultimate supervision of the Subadviser, the Portfolio Implementer is responsible for effecting all portfolio transactions on behalf of the Portfolio. The Sub-Subadviser shall be responsible for providing the Portfolio Implementer with a model portfolio (an “Indicative Portfolio”) for the strategy of the Portfolio, as further described in the Portfolio’s Registration Statement, and, on an ongoing basis, monitoring and supervising the implementation and any rebalancing of such Indicative Portfolio by the Portfolio Implementer. Such Indicative Portfolio shall include, without limitation, the information described in Section 4(h) below. Additionally, the Sub-Subadviser shall provide Portfolio Implementer with instructions as to the frequency and timing of rebalancing the Portfolio to track the Indicative Portfolio. The Sub-Subadviser may utilize the Portfolio Implementer to effect transactions for the Portfolio based solely on the Indicative Portfolio created by the Sub-Subadviser and any specific restrictions or instructions communicated to the Portfolio Implementer by the Sub-Subadviser. The Portfolio Implementer shall have discretion to execute all portfolio transactions on behalf of the Portfolio necessary to implement the Indicative Portfolio specified by the Sub-Subadviser for the Portfolio. In exercising such discretion, Portfolio Implementer will seek to limit tracking error from the Indicative Portfolio but may allow the Portfolio to vary from the Indicative Portfolio subject to the supervision of the Sub-Subadviser. Additionally, Portfolio Implementer may, in its sole discretion but subject to any restrictions communicated to the Portfolio Implementer by Sub-Subadviser in writing, decline to purchase a security specified in the Indicative Portfolio, or decide to substitute a security specified in the Indicative Portfolio (an “Original Security”) for an alternative security (a “Substitute Security”), provided, however, that such Substitute Security shall provide similar economic exposure as the Original Security. The discretion provided to the Portfolio

Implementer under this Section 4(a) shall be subject to any guidelines, limitations or restrictions provided by the Sub-Subadviser or Subadviser.

It is understood and agreed that it shall be the responsibility of the Sub-Subadviser to oversee and monitor the services the Portfolio Implementer provides on behalf of the Portfolio, as the Sub-Subadviser’s agent hereunder, including the compliance of such services with the investment objectives, policies and restrictions applicable to the Portfolio, as stated in the Portfolio’s Registration Statement, the 1940 Act, the provisions of the Internal Revenue Code relating to regulated investment companies and other applicable laws, rules and regulations, and the Portfolio Implementer shall reasonably cooperate with and provide such information that is reasonably requested by Sub-Subadviser and/or Subadviser regarding its services and activities on behalf of the Portfolio to the Sub-Subadviser (and Subadviser, as applicable) to assist them in carrying out such oversight and monitoring.

(b)           In addition to effecting all portfolio transactions on behalf of the Portfolio, the Portfolio Implementer shall be responsible for providing middle and back office operational support for the Portfolio with respect to the services the Portfolio Implementer provides hereunder. Such support services are set forth in Exhibit B attached hereto, as may be amended from time to time. Portfolio Implementer shall not have responsibility for wiring funds, processing class action or bankruptcy litigation claims relating to any assets held by the Portfolio, or calculating the net asset value of the Portfolio.

(c)           Unless otherwise instructed by the Trust’s Board of Trustees, the Subadviser, or the Sub-Subadviser, and subject to the oversight and instruction of the Sub-Subadviser, the Portfolio Implementer shall be responsible for, as agent for the Sub-Subadviser, exercising whatever powers the Trust, the Subadviser and the Sub-Subadviser may possess with respect to any of the portfolio securities or other investments of the Portfolio, including, but not limited to, the power to exercise rights, options, warrants, conversion privileges and redemption privileges, and to tender securities pursuant to a tender offer. The Portfolio Implementer will not file class action claim forms on behalf of the Portfolio in any class actions involving securities or issuers of securities held in, or formerly held in, the Portfolio. The Portfolio Implementer shall not implement a securities lending program for the Portfolio. The Portfolio Implementer may engage in cross-trades for the Portfolio in accordance with the Trust’s Rule 17a-7 procedures. With respect to any domestic (U.S.) securities held in the Portfolio, only Portfolio Implementer will (i) exercise “investment discretion” with respect to the Portfolio within the meaning of Section 13(f) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (ii) exercise “investment power” with respect to the Portfolio within the meaning of Rule 13d-3 under the Exchange Act and (iii) be responsible for filing any required reports pursuant to Sections 13(f), 13(d) and 13(g) of the Exchange Act and the rules thereunder. With respect to any foreign (non-U.S.) securities held in the Portfolio, and pursuant to the Subadviser’s delegation of authority and subject to the Sub-Subadviser’s oversight, the Portfolio Implementer shall also be responsible for filing on a timely basis any holdings disclosures or other reports as Portfolio Implementer may be required by law to file with regulatory authorities in foreign jurisdictions to the extent such requirements apply to the entity with investment discretion/power and/or voting power with respect to instruments held by the Portfolio’s portfolio.

(d)           The Portfolio Implementer shall not use or otherwise disclose any non-public inside information pertinent to investment decisions undertaken in connection with this Agreement that may be in its possession, nor will the Portfolio Implementer seek to obtain any such information.

(e)           Upon request, the Portfolio Implementer shall provide to the Subadviser and Sub-Subadviser, and also the officers of the Trust, administrative assistance in connection with the operation of the Portfolio, which shall include (i) compliance with all reasonable requests of the Subadviser and Trust for information, including information required in connection with the Trust’s filings with the Securities and Exchange Commission (“SEC”) and state securities commissions, and other regulatory authorities, and (ii) such other services as the Subadviser and/or Sub-Subadviser shall from time to time reasonably determine to be necessary or useful to the administration of the Portfolio. With respect to the services that the Portfolio Implementer is providing to the Portfolio, the Portfolio Implementer will keep the Subadviser and the Sub-Subadviser informed of developments materially affecting the Portfolio.

(f)           The Portfolio Implementer shall provide Portfolio Implementation Services for the account of the Portfolio in accordance with the Portfolio Implementer’s best judgment and within the investment objectives, policies, and restrictions set forth in the Prospectus, the 1940 Act and the provisions of the Internal Revenue Code relating to regulated investment companies, subject to policy decisions adopted by the Trust’s Board of Trustees. The Portfolio Implementer shall use the same skill and care in providing services to the Portfolio as it uses in providing services to clients and accounts for which it has full discretionary investment responsibility and shall use its best efforts to seek the overall best terms for the transactions of the Portfolio based on factors deemed relevant to the Portfolio Implementer.

(g)           Upon request, the Portfolio Implementer shall furnish to the Subadviser and the Trust’s Board of Trustees periodic and special reports (including any statistical information, as applicable to the Portfolio Implementer’s responsibilities under this Agreement) on the execution of the transactions of the Portfolio and on the performance of its obligations under this Agreement and shall supply such additional reports and information as the Trust’s officers or Board of Trustees shall reasonably request.

(h)           The Sub-Subadviser will communicate to the Portfolio Implementer an Indicative Portfolio for the Portfolio with such frequency as deemed by the Sub-Subadviser to be necessary or appropriate and at the reasonable request of the Subadviser. The Indicative Portfolio shall include at least the following information: (i) the name of the Portfolio; (ii) the constituent securities; (iii) the identifiers for such constituent securities; (iv) the number of constituent securities comprising the Indicative Portfolio; (v) the weights to be applied to such constituent securities; and (vi) such other information as the Sub-Subadviser may reasonably believe is necessary to communicate to the Portfolio Implementer for purposes of fulfilling the Sub-Subadviser’s obligations to the Subadviser, on behalf of the Portfolio, under the Investment Sub-Subadvisory Agreement.

(i)           The Portfolio Implementer will promptly review all account reconciliation documents for the Portfolio, such as: (i) reports of current security holdings in the Portfolio; (ii) summary reports of transactions; and (iii) current cash position reports (including cash available from portfolio sales and maturities and sales of the Portfolio’s shares less cash needed for redemptions and settlement of portfolio purchases), all within a reasonable time after receipt thereof from the Portfolio, the Subadviser, the Sub-Subadviser or any service provider thereto (such as the Portfolio’s custodian) and will report any errors or discrepancies in such reports to the Portfolio or its designee within three business days after discovery of such discrepancies.

(j)           Prior to entering into trades or portfolio transactions, the Portfolio Implementer will monitor the Portfolio’s compliance with the investment objectives, policies, restrictions, and all applicable federal and state laws, including securities, commodities and banking laws, governing its operations and investments. Without limiting the foregoing, the Portfolio Implementer represents and warrants that it will manage the Portfolio in compliance with (i) the applicable provisions of Subchapter M, chapter 1 of the Internal Revenue Code of 1986, as amended (“Subchapter M”) (“the Code”) for the Portfolio to be treated as a “regulated investment company” under Subchapter M; (ii) the diversification requirements specified in the Internal Revenue Service’s regulations under Section 817(h) of the Code; (iii) the provisions of the 1940 Act and rules adopted thereunder; (iv) applicable state insurance laws solely to the extent that the Subadviser or the Sub-Subadviser has informed the Portfolio Implementer of such requirements; (v) the objectives, policies, restrictions and limitations for the Portfolio as set forth in the Trust’s current prospectus and statement of additional information as most recently provided by the Subadviser or the Sub-Subadviser to the Portfolio Implementer; and (vi) the policies and procedures as adopted by the Trustees of the Trust as most recently provided by the Subadviser or the Sub-Subadviser to the Portfolio Implementer. The Portfolio Implementer shall furnish information to the Subadviser and Sub-Subadviser, as reasonably requested, for purposes of the Trust’s compliance with the distribution requirements necessary to avoid payment of any excise tax pursuant to Section 4982 of the Code. The Portfolio Implementer has adopted written policies and procedures reasonably designed to prevent violation by it, or any of its supervised persons, of the Advisers Act and the rules under the Advisers Act and all other laws and regulations relevant to the performance of its duties under this Agreement (the “Portfolio Implementer Procedures”), and the Portfolio Implementer has designated a chief compliance officer responsible for administering the Portfolio Implementer Procedures. The Portfolio Implementer will notify the Subadviser and the Sub-Subadviser promptly of any violations of such objectives, policies, restrictions and limitations.

(k)           On occasions when the Portfolio Implementer is executing transactions in a security for the Portfolio as well as other of its clients, the Portfolio Implementer, to the extent permitted by applicable law, may aggregate the securities to be so sold or purchased in order to seek to obtain the best execution of the order or lower brokerage commissions, if any. The Portfolio Implementer may also on occasion purchase or sell a particular security for one or more clients in different amounts. On either occasion, and to the extent permitted by applicable law and regulations, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Portfolio Implementer in the manner it considers to be equitable and consistent with its fiduciary obligations to the Trust and the Portfolio and to such other clients.

(l)           In selecting broker-dealers or futures commission merchants, the Portfolio Implementer shall consider all relevant factors including price (including the applicable brokerage commission, dealer spread or futures commission merchant rate), the size of the order, the nature of the market for the security or other investment, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer or futures commission merchant involved, the quality of the service, the difficulty of execution, the execution capabilities and operational facilities of the firm involved, and, in the case of securities, the firm’s risk in positioning a block of securities. The Portfolio Implementer may, as described in Portfolio Implementer’s Form ADV Part 2A, cause the Portfolio to pay a broker which provides brokerage and research services to the Portfolio Implementer a commission for effecting a securities transaction in excess of the amount another broker might have charged in accordance with Section 28(e) under the Exchange Act. Such higher commissions may not be paid unless the Portfolio Implementer determines in good faith and consistent with Section 28(e) of the Exchange Act that the amount paid is reasonable in relation to the services received in terms of the particular transaction or the Portfolio Implementer’s overall responsibilities to the Trust and any other of the Portfolio Implementer’s clients and applicable law. Notwithstanding the foregoing, neither the Sub-Subadviser nor the Portfolio Implementer shall enter into or engage in any transactions for the Portfolio that involve third party soft dollar arrangements.

(m)           The Subadviser and Sub-Subadviser agree to take all steps necessary to provide the Portfolio Implementer with the authority to carry out its duties and obligations hereunder, including, but not limited to, issuing instructions to all custodians and broker-dealers as necessary to give the Portfolio Implementer all necessary authority to act on behalf of the Portfolio.

(n)           Nothing herein shall relieve the Sub-Subadviser of its duties or responsibilities under the Investment Sub-Subadvisory Agreement. The Sub-Subadviser will develop the Indicative Portfolio and communicate such Indicative Portfolio to the Portfolio Implementer. The Portfolio Implementer is not authorized to exercise any discretion with respect to the Portfolio’s assets other than as provided in this Agreement.

(o)           Unless specified by separate agreement, the Portfolio Implementation Services shall not include: (i) consultation with the Portfolio regarding the appropriateness of the benchmark or strategy as related to its overall investment objective (i.e., suitability analysis); (ii) initial and periodic client service and reporting to the Portfolio, including delivery of brochures and notices; or (iii) any form of custody of the Portfolio’s assets.

(p)           None of the Subadviser, the Sub-Subadviser, nor the Portfolio Implementer will vote proxies relating to the Portfolio’s securities. The Adviser may, on certain non-routine matters, consult with the Subadviser and the Sub-Subadviser before voting proxies relating to the Portfolio’s securities.

5.           The Portfolio Implementer shall exercise its best judgment in rendering the services provided by it under this Agreement. Subject to the provisions of Section 9(a) hereof, the Portfolio Implementer shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Subadviser, the Sub-Subadviser, the Trust or the Portfolio in connection with the matters to which this Agreement relates, except to the extent specified in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty by the Portfolio Implementer with respect to the receipt of compensation for services and except for a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties (“disabling conduct”) on the part of the Portfolio Implementer. In no case shall the Portfolio Implementer be liable for reasonable actions taken or reasonable non-actions with respect to the performance of services under this Agreement based upon specific information, instructions or requests given or made to the Portfolio Implementer by the Subadviser or the Sub-Subadviser. As used in this Section, the term “Portfolio Implementer,” “Sub-Subadviser,” “Sub-Adviser,” and “Trust” shall include any officers, directors/trustees, members, partners, agents, employees, controlling persons, shareholders, and any other person or entity affiliated with the respective entity.

6.           (a)           The Portfolio Implementer agrees that it will comply with all applicable laws, rules and regulations of all federal and state regulatory agencies having jurisdictions over the Portfolio Implementer in performance of its duties hereunder. The Portfolio Implementer will treat as confidential and proprietary information of the Portfolio all records and information relative to the Portfolio and prior, present or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Portfolio, which approval shall not be unreasonably withheld, and the Portfolio Implementer shall not be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, other regulatory authority and to its affiliates to the extent necessary to fulfill its obligations under this Agreement, or when so requested by the Portfolio.

(b)           The Portfolio Implementer will notify the Portfolio, the Subadviser and the Sub-Subadviser in the event that the Portfolio Implementer: (i) becomes aware that it is subject to a statutory disqualification that prevents the Portfolio Implementer from providing the Portfolio Implementation Services pursuant to this Agreement; or (ii) becomes aware that it is the subject of an administrative proceeding or enforcement action by the SEC or other regulatory authority. The Portfolio Implementer further agrees to notify the Trust and the Subadviser promptly of any statement provided by the Portfolio Implementer contained in the Portfolio’s Registration Statement regarding the Portfolio or the Portfolio Implementer that becomes untrue in any material respect. Notwithstanding any of the foregoing, to the extent such information is required to be publicly disclosed pursuant to SEC Regulation FD, such information has first been publicly disclosed by the Portfolio Implementer or its ultimate parent company pursuant to Regulation FD.

7.           For the services provided and the expenses assumed pursuant to this Agreement, the Subadviser will pay the Portfolio Implementer and the Portfolio Implementer will accept as full compensation therefore a fee calculated quarterly in arrears and computed based upon the value of the Portfolio as set forth in Exhibit A at the end of each billing period. This fee will be due and payable to the Portfolio Implementer after receipt by the Subadviser of the invoice from Portfolio Implementer. Such fee will be equal to the lesser of: (i) a fee at the per annum rate set forth in Exhibit A attached hereto, as may be amended from time to time; or (ii) such fee as may from time to time be agreed upon in writing by the Subadviser and the Portfolio Implementer (the “Portfolio Implementer Fees”). If the Portfolio Implementer Fees payable to the Portfolio Implementer pursuant to this paragraph begin to accrue after the beginning of any quarter or if this Agreement terminates before the end of any quarter, the fee for the period from such date to the end of such quarter or from the beginning of such quarter to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full quarter in which such effectiveness or termination occurs. Payment of said compensation shall be the sole responsibility of the Subadviser and shall in no way be an obligation of the Sub-Subadviser or the Portfolio.

8.           (a)           This Agreement shall become effective with respect to the Portfolio as of the date hereof (and, with respect to any amendment, the date of the amendment or supplement hereto) and shall continue in effect with respect to the Portfolio for an initial period of two years and shall continue thereafter only so long as the continuance is specifically approved at least annually: (i) by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Portfolio or by the Trust’s Board of Trustees; and (ii) by the vote, cast in accordance with the provisions of the 1940 Act and the rules and any applicable SEC guidance or relief thereunder, of a majority of the Trust’s Trustees who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any such party.

(b)           This Agreement may be terminated with respect to the Portfolio (or any additional Portfolio) at any time, without the payment of any penalty, by: (i) a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Portfolio; (ii) a vote of a majority of the Trust’s entire Board of Trustees on not less than thirty (30) nor more than sixty (60) days’ written notice to the Portfolio Implementer; (iii)

the Subadviser and the Sub-Subadviser on not less than thirty (30) nor more than sixty (60) days’ written notice to the Portfolio Implementer; or (iv) the Portfolio Implementer on sixty (60) days’ written notice to the Trust, Subadviser and Sub-Subadviser. This Agreement (or any supplement hereto) shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

9.           (a)           The Portfolio Implementer shall indemnify and hold harmless the Subadviser, Sub-Subadviser, and/or the Trust (and their respective officers, directors/ trustees, agents, employees, controlling persons, shareholders and any other person or entity affiliated, respectively with the Subadviser, Sub-Subadviser, and/or the Trust) from and against any and all liabilities, losses, claims, damages, or litigation (including reasonable legal and other expenses) (collectively “Losses”), to which the Subadviser, the Sub-Subadviser, and/or the Trust may become subject under the 1940 Act, the 1933 Act, under other statutes, common law or otherwise, which arise from the Portfolio Implementer’s disabling conduct, including but not limited to Losses of any kind or nature directly or indirectly resulting solely from or solely out of: (i) any material misrepresentation, breach of any material representation or failure to comply with any provision, warranty or obligation made by the Portfolio Implementer or its agents in connection with this Agreement or any applicable laws and regulations; or (ii) any actions or failure to act by the Portfolio Implementer or its agents in connection with this Agreement that results in a violation of any law; provided, however, that in no case is the Portfolio Implementer’s indemnity in favor of any person deemed to protect such other persons against any liability to which such person would otherwise be subject by reasons of willful misfeasance, bad faith, or gross negligence in the performance of his, her or its duties or by reason of his, her or its reckless disregard of obligations and duties under this Agreement.

(b)           Except for disabling conduct, the Subadviser shall indemnify and hold harmless the Sub-Subadviser and the Portfolio Implementer (and their respective officers, directors/trustees, agents, employees, controlling persons, shareholders and any other person or entity affiliated, respectively with the Sub-Subadviser or the Portfolio Implementer) from and against any and all liabilities, losses, claims, damages, or litigation (including reasonable legal and other expenses), of any kind or nature directly or indirectly resulting solely from or solely out of: (i) any material misrepresentation, breach of any material representation or failure to comply with any provision, warranty or obligation made by the Subadviser in connection with this Agreement or any applicable laws and regulations; (ii) any actions or failure to act by the Subadviser in connection with this Agreement that results in a violation of any law; or (iii) any gross negligence, willful misfeasance, bad faith or reckless disregard of the Subadviser in fulfilling its obligations under this Agreement.

(c)           Except for disabling conduct, the Sub-Subadviser shall indemnify and hold harmless the Subadviser and the Portfolio Implementer (and their respective officers, directors/trustees, agents, employees, controlling persons, shareholders and any other person or entity affiliated, respectively with the Subadviser or the Portfolio Implementer) from and against any and all liabilities, losses, claims, damages, or litigation (including reasonable legal fees and other expenses), of any kind or nature directly or indirectly resulting solely from or solely out of: (i) any material misrepresentation, breach of any material representation or failure to comply with any provision, warranty or obligation made by the Sub-Subadviser in connection with this Agreement or any applicable laws and regulations; (ii) any actions or failure to act by the Sub-Subadviser in connection with this Agreement that results in a violation of any law; or (iii) any gross negligence, willful misfeasance, bad faith or reckless disregard of the Sub-Subadviser in fulfilling its obligations under this Agreement.

10.           Except to the extent necessary to perform the Portfolio Implementer’s obligations under this Agreement and/or as otherwise agreed to by the parties, nothing herein shall be deemed to limit or restrict the right of the Portfolio Implementer, or any affiliate of the Portfolio Implementer, or any employee of the Portfolio Implementer, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association, provided such other services and activities do not, during the term of this Agreement, interfere in a material manner with the Portfolio Implementer’s ability to meet its obligations to the Portfolio hereunder.

11.           It is understood that the names “PIMCO” or any derivative thereof or logo associated therewith are the valuable property of the Subadviser and its affiliates. The Portfolio Implementer (or any of its affiliates) agrees that it shall not use any such names (or derivative or logo) without the prior consent of the Subadviser. It is understood that “Parametric Portfolio Associates®” and Parametric with the logo and any derivative or logo associated therewith are the valuable property of Portfolio Implementer. While Portfolio Implementer consents to the use of the marks and logos for purposes of describing Portfolio Implementer’s role and responsibilities under this Agreement, rights to such intellectual property will remain with the Portfolio Implementer and nothing in this Agreement shall be construed otherwise. It is understood that “Research Affiliates®”, “RAE®”, “RAE® Fundamental”, “RAE® Income”, “RAFI®”, “Enhanced RAFI”, “eRAFI®”, “RALVEI”, “RAFI Low Volatility®”, “Fundamental Index®”, any associated logos and the method of formulation of the RAFI® series of indexes and the enhanced versions of the RAFI® series of indexes (each RAFI® index and enhanced version of a RAFI® index, a “RAFI® Index”) are the proprietary and valuable property of the Sub-Subadviser. While the Sub-Subadviser consents to the use of the marks and logos, rights to such intellectual property will remain with the Sub-Subadviser and nothing in this Agreement shall be construed otherwise.

12.           Any activities undertaken by the Portfolio Implementer on behalf of the Portfolio pursuant to this Agreement shall at all times be subject to any applicable directives of the Board of Trustees of the Trust.

13.           In compliance with the requirements of Rule 31a-3 under the 1940 Act, and any other applicable federal or state rule, the Portfolio Implementer hereby agrees that all records that it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any such records upon the Trust’s request; provided, however, that the foregoing shall not be construed to prohibit the retention by the Portfolio Implementer or its representatives of archival information including the Portfolio’s accounts data and performance record in performance composites, assets under management, and other marketing-related reporting documents. Further, compliance with Rule 31a-3 does not preclude retention by the Portfolio Implementer or its representatives of documents and records as required for the purpose of facilitating compliance with this Agreement, applicable law or regulation, when automatically stored or archived in electronic form pursuant to standard backup or archival procedures. The Portfolio Implementer further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act and any other applicable Rule, the records required to be maintained by the Portfolio Implementer hereunder pursuant to Rule 31a-1 of the 1940 Act and any other applicable federal or state rule. The Portfolio Implementer further agrees that it will furnish to regulatory authorities having the requisite authority any information or reports in connection with its services hereunder which may be requested in order to determine whether the operations of the Portfolio, as they specifically relate to the Portfolio Implementer’s responsibilities under this Agreement, are being conducted in accordance with applicable law and regulations.

14.           This Agreement shall be construed in accordance with the laws of the State of California without regard to the conflicts of law principles thereof, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act, or rules or orders of the SEC thereunder.

15.           No provision of this Agreement may be changed, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, discharge or termination is sought.

16.           (a)           The Subadviser, the Sub-Subadviser and the Portfolio Implementer shall treat as confidential and shall not disclose or transmit to any third party or use other than as expressly authorized hereunder, except to an affiliate, or as reasonably required to execute transactions on behalf of the Portfolio, as the case may be, any information, documentation or other written material with respect to the business affairs of the other party, including but not limited to information that is marked as “Confidential” by the Sub-Subadviser, the Portfolio Implementer, the Subadviser or the Portfolio (“Confidential Information”). Each party agrees to hold the Confidential Information in confidence and not to disclose or use the Confidential Information for any purpose whatsoever other than as contemplated by this Agreement and to require each of its directors, officers, managers, employees, affiliates, representatives or agents not to disclose or use Confidential Information, except as authorized or permitted by this Agreement. Notwithstanding the foregoing, the Subadviser may disclose or transmit

Confidential Information with respect to the Portfolio: (i) to the Trust’s Board of Trustees; or (ii) with the prior written consent of the Portfolio Implementer or the Sub-Subadviser, as applicable.

(b)           Confidential Information shall not include: (i) any information that is available to the public or to the receiving party hereunder from sources other than the providing party (provided that such source is not, to the knowledge of the receiving party, subject to any confidentiality agreement with regard to such information); or (ii) any information that is independently developed by the receiving party without use of or reference to information from the providing party. Notwithstanding the foregoing, the parties may reveal Confidential Information to any regulatory agency or court of competent jurisdiction if such information to be disclosed is: (i) approved in writing by the other party for disclosure; or (ii) required by law, regulatory agency or court order to be disclosed by a party, provided, if permitted by law, that notice of such required disclosure is given to the other party prior to its disclosure if reasonably possible or as soon thereafter as is reasonably practicable and provided further that the providing party shall cooperate with the other party to limit the scope of such disclosure to the extent permitted by law.

17.           The Portfolio Implementer will provide the Subadviser a true and complete electronic copy of the Portfolio Implementer’s Privacy Policy adopted pursuant to regulation S-P (“Privacy Notice”) and Form ADV Part 2A, as amended, (the “Form ADV”) either prior to or at the time of execution of this Agreement, and promptly at any time required by law, including any material amendment thereto or at any other time upon Subadviser’s request. The Portfolio Implementer represents and warrants that all information contained in the Form ADV is accurate and complete in all material respects. Subadviser hereby acknowledges receipt of the Portfolio Implementer’s Privacy Notice and Form ADV and consents to the electronic delivery of the Privacy Notice, Form ADV and other required notifications and disclosures via email. Subadviser’s consent to electronic delivery shall be effective and ongoing but may be revoked by Subadviser upon written notification to Portfolio Implementer. The Portfolio Implementer will also provide the Subadviser a copy of its written code of ethics complying with the requirements of the Advisers Act (the “Code of Ethics”) and will also provide the Adviser a copy of any amendment to its Code of Ethics, together with evidence of its adoption, promptly upon its adoption.

18.           No party shall be liable for or to any other party for any loss caused directly or indirectly by Acts of God (including fire, flood, earthquake, storm, hurricane or other natural disaster), war, invasion, act of foreign enemies, hostilities (regardless of whether war is declared), civil war, rebellion, revolution, insurrection, military or usurped power or confiscation, terrorist activities, nationalization, government sanction, blockage, embargo, labor dispute, strike, lockout or interruption or failure of electricity or telephone service, beyond a party’s control.

19.           If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected hereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

20.           Any notice or other communication required or permitted to be given hereunder shall be given in writing and mailed, faxed or delivered to the applicable party at the addresses set forth below:

If to Parametric Portfolio Associates:

Parametric Portfolio Associates

800 Fifth Avenue, Suite 2800

Seattle, WA 98104

Attn: Legal and Compliance Department

Phone: (206) 694-5500

Fax: (206) 381-2750

If to PIMCO:

David C. Flattum

Managing Director, General Counsel

650 Newport Center Drive

Newport Beach, CA 92660

Phone: (949) 720-6134

Fax: (949) 720-4590

If to Research Affiliates:

Asher Ailey

Chief Legal Officer

620 Newport Center Drive, Suite 900

Newport Beach, CA 92660 Phone: (949) 325-8804

legal@rallc.com

Notice shall be deemed given upon receipt.

21.           This Agreement constitutes the entire agreement of the parties hereto with respect to its subject matter and may be amended or modified only by a writing signed by duly authorized officers of both parties. There are no oral or written collateral representations, agreements or understandings except as provided herein. The parties may mutually agree to other matters regarding the Portfolio Implementation Services which may be represented by other agreements between the parties.

22.           This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall be one and the same agreement.

23.           No breach, default or threatened breach of this Agreement by a party shall relieve the other parties of their respective obligations or liabilities under this Agreement with respect to the protection of the property or proprietary or confidential nature of any property which is the subject of this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

By: /s/ ROBERT O. YOUNG

Title: Managing Director

PARAMETRIC PORTFOLIO ASSOCIATES LLC

By: /s/ ROB CIRO

Title: Head of Product

RESEARCH AFFILIATES, LLC

By: /s/ ASHER AILEY

Title: Chief Legal Officer

EXHIBIT A

(as of January 25, 2021)

Portfolio	Fee Rate (Average Daily Net Assets)	Assets Under Management (Millions) [1]

SA PIMCO RAE International Value Portfolio	0.16%	$0—$50 of net assets
	0.13%	$50—100 of net assets
	0.09%	$100—350 of net assets
	0.08%	Over $350 of net assets

With respect to any fee to which the Portfolio Implementer would be entitled under Section 7 of this Agreement and the fee schedule set forth in this Exhibit A to the Agreement, as may be amended from time to time, the Portfolio Implementer shall apply a “relationship discount” to the fee rates for the Portfolio, as set forth below, based on the aggregate amount of assets of any investment company, PIMCO Account, sub-advised account, private fund, other pooled vehicle or other account that is sponsored or advised by the Sub-Adviser or the Sub-Subadviser, for which the Portfolio Implementer provides Portfolio Implementation Services or other substantially similar services pursuant to a similar Portfolio Implementation Agreement between the Sub-Adviser, Sub-Subadviser and the Portfolio Implementer (the “Collective Portfolios”). The relationship discount shall be calculated based the custodian value of assets under management of the Collective Portfolios at the end of the applicable billing period. Any such relationship discount applied to the fee rates to be paid to the Portfolio Implementer for the Portfolio shall be calculated in accordance with the relationship discount schedule set forth below.

Relationship Discount

Aggregated Assets Under Management of the Collective Portfolios (Millions)	Fee Rate Discount
0 - $200	0%
$200 - $500	-20%
$500 - $1500	-30%
$1500+	-50%

1 Portfolio Assets will be calculated based on the average of the three month end market values as valued by the Portfolio custodian at the end of the applicable billing period. Portfolio Assets will be adjusted for any directed flows exceeding 1% of the market value of the Portfolio for purposes of calculating the Portfolio Implementer Fee.

EXHIBIT B

(as of January 25, 2021)

Middle and Back Office Operational Support to be Provided by the Portfolio Implementer

Support Service

1.	Account reconciliation (i.e., daily reconciliation of holdings in the Portfolio to the records of the Portfolio’s custodian, including positions, cash holdings, market value, and cost basis)

2.	Corporate action processing (i.e., voluntary election processing and maintenance of voluntary and mandatory events and monitoring of bankruptcy securities and potential processing)

3.	Trade posting, affirmation and settlement oversight, including confirmation with the counterparty

4.	Daily pricing valuation

5.	Performance calculations (i.e., daily, time-weighted, rate-of-return calculations, including gross of fee and net of fee returns).

6.	Security maintenance (i.e., new security set-up, symbol changes (such as ISIN, CUSIP, ticker) and name changes)

7.	Client Activity – New account opening, contributions, redemptions, closures, changes (including changes to custodial accounts)

8.	Custom client reporting and custom reporting as reasonably requested by Subadviser or Sub-Subadviser

10.

Failed trade aggregation, management and escalation with custodians and third party brokers management; Claims management (i.e., issuing, overseeing the claims process for overdraft charges, use of funds or penalty charges) for both domestic and international settlements

11.

Portfolio Implementer shall not be responsible for taking any action or rendering advice with respect to any class action claim relating to any assets held in Portfolio. Portfolio Implementer will, however, forward to Subadviser any information it receives regarding any legal matters involving any asset held in Portfolio. Portfolio Implementer will also provide reasonable assistance in providing historical holdings of the Portfolio for the past seven years, as applicable

12.	Benchmark management (e.g., assignment and monitoring of benchmark, performance of benchmark reporting, change of benchmark process)

SUNAMERICA SERIES TRUST

P.O. Box 15570

Amarillo, Texas 79105-5570

SA PIMCO RAE INTERNATIONAL VALUE PORTFOLIO

(the “Portfolio”)

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF

INFORMATION STATEMENT

(the “Notice”)

The Information Statement referenced in this Notice is available at

www.aig.com/informationstatements

This Notice is to inform you that an information statement (the “Information Statement”) regarding the approval of a new subadvisory agreement, new sub-subadvisory agreement and portfolio implementation agreement is now available at the website referenced above. The Portfolio is a series of SunAmerica Series Trust (the “Trust”). Please note that this Notice is only intended to provide an overview of the matter covered in the Information Statement. We encourage you to access American International Group, Inc.’s (“AIG”) website to review a complete copy of the Information Statement, which contains important information about the new subadvisory agreement, new sub-subadvisory agreement and portfolio implementation agreement.

As discussed in the Information Statement, on October 7, 2020, the Board of Trustees (the “Board”) of the Trust, including a majority of the trustees who are not “interested persons” of the Trust, as defined in the Investment Company Act of 1940, as amended, approved a subadvisory agreement (the “New Subadvisory Agreement”) between SunAmerica Asset Management, LLC (“SunAmerica”) and Pacific Investment Management Company LLC (“PIMCO”) with respect to the Portfolio. The Board also approved a new sub-subadvisory agreement between PIMCO and Research Affiliates, LLC (“Research Affiliates”) with respect to the Portfolio and a portfolio implementation agreement by and among PIMCO, Research Affiliates and Parametric Portfolio Associates LLC with respect to the Portfolio. In connection with the appointment of PIMCO, the Board authorized the termination of the subadvisory agreement between SunAmerica and the Portfolio’s previous subadviser, Templeton Investment Counsel, LLC, upon the effective date of the New Subadvisory Agreement.

The Trust has received an exemptive order from the Securities and Exchange Commission which allows SunAmerica, subject to certain conditions, to enter into and materially amend subadvisory agreements without obtaining shareholder approval. As required by this exemptive order, a fund is required to provide information to shareholders about a new subadviser or change in an existing subadvisory agreement within 60 days of the hiring of any new subadviser or change in any existing subadvisory agreement. The Information Statement is designed to satisfy this requirement.

This Notice is being mailed on or about March 25, 2021 to all participants in a contract who were invested in the Portfolio as of the close of business on January 25, 2021. A copy of the Information Statement will remain on AIG’s website until at least March 25, 2022, and contract owners can request a complete copy of the Information Statement until such time.

You can obtain a paper copy of the complete Information Statement, without charge, by writing the Trust at P.O. Box 15570, Amarillo, Texas 79105-5570, Attn: Annuity Service Center or by calling (800) 445-7862. You may also have an electronic copy of the Information Statement sent to you without charge by sending an email request to the Trust at webmaster@sunamerica.com. You can request a complete copy of the Information Statement until March 25, 2022. To ensure prompt delivery, you should make your request no later than such date. Please note that you will not receive a paper copy unless you request it.

This Notice and the Information Statement are for your information only and you are not required to take any action.